          As Filed with the Securities and Exchange Commission on April 30, 1998
                                                       Registration No. 33-77322
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 4

                       SECURITY VARILIFE SEPARATE ACCOUNT
                            (SECURITY ELITE BENEFIT)
                           (Exact Name of Registrant)

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             700 SW Harrison Street
                            Topeka, Kansas 66636-0001
               (Address of Depositor's Principal Executive Office)

                                                          Copies to:

Amy J. Lee                                                Jeffrey S. Puretz
Associate General Counsel                                 Dechert Price & Rhoads
Security Benefit Group Building                           1775 Eye Street, N.W.
700 SW Harrison Street                                    Washington, D.C. 20006
Topeka, Kansas 66636-0001
(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately upon filing pursuant to paragraph (b)
|X|  on April 30, 1998 pursuant to paragraph (b)
|_|  60 days after filing pursuant to paragraph (a) (1)
|_|  on April 30, 1998 pursuant to paragraph (a) (1) of Rule 485
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filing Fee:   None

                      Security Varilife Separate Account of
                     Security Benefit Life Insurance Company

                              CROSS-REFERENCE SHEET

                     Pursuant to Rule 404(c) of Regulation C
                        under the Securities Act of 1933

                  (Form N-8B-2 Items required by Instruction as
                         to the Prospectus in Form S-6)

FORM N-8B-2                                                        FORM S-6
ITEM NUMBER                                                  HEADING IN PROSPECTUS
-----------                                                  ---------------------
 1.  (a)  Name of trust....................................  Prospectus Front Cover

     (b)  Title of securities issued.......................  Prospectus Front Cover

 2.  Name and address of each depositor....................  Prospectus Front Cover

 3.  Name and address of trustee...........................  N/A

 4.  Name and address of each principal underwriter........  Security Benefit Life Insurance Company

 5.  State of organization of trust........................  Security Varilife Separate Account

 6.  Execution and termination of trust agreement..........  Security Benefit Life Insurance Company

 7.  Changes of name.......................................  N/A

 8.  Fiscal year...........................................  N/A

 9.  Litigation............................................  N/A

        II. General Description of the Trust and Securities of the Trust

10.  (a)  Registered or bearer securities..................  Purpose of the Policy

     (b)  Cumulative or distributive securities............  Purpose of the Policy

     (c)  Withdrawal or redemption.........................  Surrender

     (d)  Conversion, transfer, etc........................  Transfer of Accumulated Value; Policy Loans; Surrender; Partial
                                                             Withdrawal Benefits; Changes in Death Benefit Option; Exchange of
                                                             Policy During First 24 Months

     (e)  Periodic payment plan lapse or reinstatement.....  Lapse; Reinstatement

     (f)  Voting rights....................................  Voting of Fund Shares

     (g)  Notice to security holders.......................  Report to Owners

     (h)  Consents required................................  Disregard of Voting Instructions; Substitution of Investments

     (i)  Other provisions.................................  The Policy

11.  Type of securities comprising units...................  SBL Fund

12.  Certain information regarding periodic payment plan
     certificates..........................................  SBL Fund

13.  (a)  Load, fees, expenses, etc........................  Charges and Deductions

     (b)  Certain information regarding periodic payment
          plan certificates................................  Premiums

     (c)  Certain percentages..............................  Charges and Deductions

     (d)  Differences in price of securities...............  N/A

     (e)  Certain other fees, etc..........................  Charges and Deductions; Transfer of Accumulated Value

     (f)  Certain other profits or benefits................  N/A

     (g)  Ratio of annual charges to income................  N/A

14.  Issuance of trust's securities........................  The Policy; Application for a Policy

15.  Receipt and handling of payments from purchasers......  The Policy; Premiums

16.  Acquisition and disposition of underlying securities..  Security Varilife Separate Account; SBL Fund

17.  Withdrawal or redemption..............................  Policy Loans; Surrender; Partial Withdrawal Benefits; Transfer of
                                                             Accumulated Value

18.  (a)  Receipt, custody and disposition of income.......  The Policy

     (b)  Reinvestment of distributions....................  SBL Fund; Participating

     (c)  Reserves or special funds........................  N/A

     (d)  Schedule of distributions........................  N/A

19.  Records, accounts and reports.........................  Report to Owners

20. Certain miscellaneous provisions of trust agreement:

     (a)  Amendment........................................  N/A

     (b)  Termination......................................  N/A

     (c)  and (d) Trustee, removal and successor...........  N/A

     (e)  and (f) Depositors, removal and successor........  N/A

21.  Loans to security holders.............................  Policy Loans

22.  Limitations on liability..............................  Telephone Transfer Privileges

23.  Bonding arrangements..................................  N/A

24.  Other material provisions of trust agreement..........  N/A

        III. Organization, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor.............................  Security Benefit Life Insurance Company; Year 2000 Compliance

26.  Fees received by depositor............................  Charges and Deductions; Transfer of Accumulated Value

27.  Business of depositor.................................  Security Benefit Life Insurance Company

28.  Certain information as to officials and affiliated
     persons of depositor..................................  More About Security Benefit

29.  Voting securities of depositor........................  N/A

30.  Persons controlling depositor.........................  N/A

31.  Payments by depositor for certain services rendered
     to trust..............................................  N/A

32.  Payments by depositor for certain other services
     rendered to trust.....................................  N/A

33.  Remuneration of employees of depositor for certain
     services rendered to trust............................  N/A

34.  Remuneration of other persons for certain services
     rendered to trust.....................................  N/A

                         IV. Distribution and Redemption

35.  Distribution of trust's securities by states..........  N/A

36.  Suspension of sales of trust's securities.............  N/A

37.  Revocation of authority to distribute.................  N/A

38.  (a)  Method of distribution...........................  Distribution of the Policy

     (b)  Underwriting agreements..........................  Distribution of the Policy

     (c)  Selling agreements...............................  Distribution of the Policy

39.  (a)  Organization of principal underwriters...........  Security Benefit Life Insurance Company

     (b)  N.A.S.D. membership of principal underwriters....  Distribution of the Policy

40.  Certain fees received by principal underwriters.......  Charges and Deductions; Distribution of the Policy

41.  (a)  Business of each principal underwriter...........  Distribution of the Policy

     (b)  Branch offices of each principal underwriter.....  N/A

     (c)  Salesmen of each principal underwriter...........  N/A

42.  Ownership of trust's securities by certain persons....  N/A

43.  Certain brokerage commissions received by principal
     underwriters..........................................  N/A

44.  (a)  Method of valuation..............................  Determination of Accumulated Value

     (b)  Schedule as to offering price....................  N/A

     (c)  Variation in offering price to certain persons...  N/A

45.  Suspension of redemption rights.......................  N/A

46.  (a)  Redemption Valuation.............................  Lapse; Transfer of Accumulated Value; Policy Loans; Partial Withdrawal
                                                             Benefits; Changes in Death Benefit Option; Exchange of Policy During
                                                             First 24 Months

     (b)  Schedule as to redemption price..................  Surrender

47.  Maintenance of position in underlying securities......  SBL Fund

               V. Information Concerning the Trustee or Custodian

48.  Organization and regulation of trustee................  N/A

49.  Fees and expenses of trustees.........................  N/A

50.  Trustee's lien........................................  N/A

          VI. Information Concerning Insurance of Holders of Securities

51.  Insurance of holders of trust's securities............  Security Benefit Life Insurance Company; The Policy

52. (a)  Provisions of trust agreement with respect to
         selection or elimination of underlying securities.  Substitution of Investments

     (b)  Transactions involving elimination of
          underlying securities............................  Substitution of Investments

     (c)  Policy regarding substitution or elimination of
          underlying securities............................  Substitution of Investments

     (d)  Fundamental policy not otherwise covered.........  N/A

53.  Tax status of trust...................................  Federal Income Tax Considerations

                   VII. Financial and Statistical Information

54.  Trust's securities during last ten years..............  N/A

55.  Transcript of Hypothetical Account....................  N/A

56.  Certain information regarding periodic payment plan
     certificates previously sold..........................  N/A

57.  Certain information regarding periodic payment plan
     certificates currently being issued...................  N/A

58.  Certain information regarding periodic payment plan
     certificates currently outstanding....................  N/A

59.  Financial statements (Instruction 1(c) of
     "Instructions as to the Prospectus" of Form S-6)......  Financial Statements

                             SECURITY ELITE BENEFIT

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY

                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001

                                 1-800-888-2461

   This Prospectus describes Security Elite Benefit, a Flexible Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy is designed to provide maximum flexibility in connection with premium payments and death benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the death benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Net Cash Surrender Value.


   Net premium payments may be allocated at the Policyowner's discretion to one or more of the Variable Accounts that comprise a separate account of Security Benefit called the Security Varilife Separate Account (the "Separate Account"), or to the Fixed Account of Security Benefit. Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding portfolios of the SBL Fund (the "Fund"). The Variable Accounts and the corresponding Series of the Fund available under the policy are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Social Awareness Variable Account (Series S); the Emerging Growth Variable Account
(Series J); the Global Aggressive Bond Variable Account (Series K); the Specialized Asset Allocation Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); and the Equity Income Variable Account (Series O). The Accumulated Value in the Fixed Account will accrue interest at an interest rate that is declared from time to time by Security Benefit.


   To the extent that all or a portion of net premium payments are allocated to the Separate Account, THE ACCUMULATED VALUE UNDER THE POLICY WILL VARY BASED UPON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS TO WHICH THE ACCUMULATED VALUE IS ALLOCATED. No minimum amount of Accumulated Value is guaranteed.

   The Policy also permits the Policyowner to choose from two death benefit options; under one option, the death benefit remains fixed at the Specified Amount chosen by the Policyowner (or, if greater, it equals Accumulated Value multiplied by a certain percentage) (Option A); under the other option, the death benefit equals the Specified Amount plus Accumulated Value (or, if greater, Accumulated Value multiplied by a certain percentage) (Option B). Under the latter option, the death benefit will vary daily with the investment performance of the Variable Accounts for any Policyowner who has allocated Accumulated Value to the Variable Accounts. Under either option, for so long as the Policy remains in force, the death benefit will never be less than the current Specified Amount.

   A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy -- Free-Look Right," page 19), during which time net premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

   It may not be advantageous to replace existing insurance with the Policy.

   This Prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 26.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE SBL FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE POLICY INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


Prospectus Dated May 1, 1998
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

IMPORTANT TERMS..........................................................     5

SUMMARY OF THE POLICY....................................................     6
  Purpose of the Policy..................................................     7
  Policy Values..........................................................     7
  The Death Benefit......................................................     7
  Premium Features.......................................................     7
  Allocation Options.....................................................     7
  Transfer of Accumulated Value..........................................     8
  Policy Loans...........................................................     8
  Free-Look Right........................................................     8
  Surrender Right........................................................     8
  Partial Withdrawal Benefits............................................     8
  Charges and Deductions.................................................     8
    Premium Tax..........................................................     8
    Deductions from Accumulated Value....................................     8
    Deductions from the Variable Accounts................................     9
    Tax Treatment of Policy..............................................     9
  The Fixed Account......................................................     9
  Contacting Security Benefit............................................     9

INFORMATION ABOUT SECURITY BENEFIT AND THE SEPARATE ACCOUNT..............     9
  Security Benefit Life Insurance Company................................     9
  Year 2000 Compliance...................................................     9
  Security Varilife Separate Account.....................................    10
  SBL Fund...............................................................    10
  Series A...............................................................    11
  Series B...............................................................    11
  Series C...............................................................    11
  Series D...............................................................    11
  Series E...............................................................    11
  Series J...............................................................    11
  Series K...............................................................    11
  Series M...............................................................    11
  Series N...............................................................    11
  Series O...............................................................    11
  Series S...............................................................    11
  The Investment Adviser.................................................    12

THE POLICY...............................................................    12
  Application for a Policy...............................................    12
  Premiums...............................................................    12
  Guaranteed Death Benefit Premium.......................................    13
  Allocation of Net Premiums.............................................    13
  Dollar Cost Averaging Option...........................................    13
  Asset Reallocation Option..............................................    14
  Transfer of Accumulated Value..........................................    15
  Death Benefit..........................................................    15
    Option A.............................................................    15
    Option B.............................................................    15
    Examples of Options A and B..........................................    16
  Changes in Death Benefit Option........................................    16
  Changes in Specified Amount............................................    16
    Increases............................................................    17
    Decreases............................................................    17
  Policy Values..........................................................    17
    Accumulated Value....................................................    17
    Net Cash Surrender Value.............................................    17
  Determination of Accumulated Value.....................................    17
  Policy Loans...........................................................    18
  Benefits at Maturity...................................................    18
  Surrender..............................................................    18
  Partial Withdrawal Benefits............................................    19
  Right to Examine a Policy--Free-Look Right.............................    19
  Lapse..................................................................    19
  Reinstatement..........................................................    20

CHARGES AND DEDUCTIONS...................................................    20
  Premium Tax............................................................    20
    State and Local Premium Tax Charge...................................    20
  Deductions from Accumulated Value......................................    20
    Cost of Insurance....................................................    20
    Optional Insurance Benefits Charges..................................    21
  Deductions from the Variable Accounts..................................    21
    Administrative Charge................................................    21
    Mortality and Expense Risk Charge....................................    21
  Other Charges..........................................................    21
  Guarantee of Certain Charges...........................................    21

OTHER INFORMATION........................................................    21
  Federal Income Tax Considerations......................................    21
    Diversification Requirements.........................................    22
    Tax Treatment of Policies............................................    22
    Conventional Life Insurance Policies.................................    23
    Modified Endowment Contracts.........................................    23
    Reasonableness Requirement for Charges...............................    24
    Accelerated Benefit for Terminal Illness.............................    24
    Other................................................................    24
  Charge for Security Benefit Income Taxes...............................    24
  Voting of Fund Shares..................................................    24
  Disregard of Voting Instructions.......................................    25
  Report to Owners.......................................................    25
  Substitution of Investments............................................    25
  Changes to Comply With Law.............................................    26

PERFORMANCE INFORMATION..................................................    26

THE FIXED ACCOUNT........................................................    26
  General Description....................................................    26
  Death Benefit..........................................................    27
  Policy Charges.........................................................    27
  Transfers, Surrenders, Withdrawals, and Policy Loans...................    27

MORE ABOUT THE POLICY....................................................    27
  Ownership..............................................................    27
    Joint Owners.........................................................    27
  Beneficiary............................................................    27
  Exchange of Insured....................................................    28
  Exchange of Policy During First 24 Months..............................    28
  The Contract...........................................................    28
  Payments...............................................................    28
  Assignment.............................................................    28
  Errors on the Application..............................................    29
  Incontestability.......................................................    29
  Payment in Case of Suicide.............................................    29
  Participating..........................................................    29
  Policy Illustrations...................................................    29
  Payment Plan...........................................................    29
  Optional Insurance Benefits............................................    29
    Waiver of Monthly Deduction Rider....................................    29
    Accelerated Benefit Rider for Terminal Illness.......................    29
    Level Term Insurance Rider...........................................    30
    Extended Guaranteed Death Benefit Rider..............................    30
  Distribution of the Policy.............................................    30

MORE ABOUT SECURITY BENEFIT..............................................    30
  Management.............................................................    30
  State Regulation.......................................................    32
  Telephone Transfer Privileges..........................................    32
  Legal Proceedings......................................................    33
  Legal Matters..........................................................    33
  Registration Statement.................................................    33
  Experts................................................................    33
  Financial Statements...................................................    33

APPENDIX ................................................................    60

ILLUSTRATIONS............................................................    61


THIS IS A FLEXIBLE  PREMIUM  VARIABLE LIFE INSURANCE  POLICY.  ITS PURPOSE IS TO
PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. THIS POLICY IS NOT IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

--------------------------------------------------------------------------------
THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.
--------------------------------------------------------------------------------

                                 IMPORTANT TERMS

ACCUMULATED VALUE -- The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date.

AGE -- The Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

BENEFICIARY -- The person or persons named by the Policyowner in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured.

EXTENDED GUARANTEED DEATH BENEFIT RIDER -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date, provided that at all times during the Extended Guaranteed Death Benefit Period, the amount of premiums paid on the Policy less any outstanding Policy Debt and any Partial Withdrawals is greater than or equal to the monthly pro rata share of the Extended Guaranteed Death Benefit Premium multiplied by the number of Policy Months the Policy has been in force. The length of the Extended Guaranteed Death Benefit Period will vary according to the Age of the Insured on the Policy Date. The Extended Guaranteed Death Benefit Rider is an optional insurance benefit which a Policyowner may elect to add to the Policy by rider. See "Optional Insurance Benefits," page 29. This premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

FIXED ACCOUNT -- An account that is part of Security Benefit's General Account to which all or a portion of net premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 4.0 percent) declared by Security Benefit.

GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other segregated separate account of Security Benefit.

GUARANTEED DEATH BENEFIT PREMIUM -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date, provided that at all times during the first five Policy Years, the amount of premiums paid on the Policy, less any outstanding Policy Debt and any Partial Withdrawals is greater than or equal to the monthly pro rata share of the Guaranteed Death Benefit Premium multiplied by the number of Policy months the Policy has been in force.


HOME OFFICE -- The SEB Administration Department at Security Benefit's office, 700 SW Harrison Street, Topeka, Kansas 66636-0001.


INSURED -- The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

LOAN ACCOUNT -- An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for Policy loans.

MATURITY DATE -- The Policy Anniversary on which the Insured is Age 95.

MONTHLY PAYMENT DATE -- The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

NET CASH SURRENDER VALUE -- Accumulated Value less Policy Debt.

PLANNED PERIODIC PREMIUM -- The premium determined by the Policyowner as a level amount planned to be paid at fixed intervals over a specified period of time.

POLICY DATE -- The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semiannual, and Annual Anniversaries. It is usually the date the initial premium is received at Security Benefit's Home Office.

POLICY DEBT -- The unpaid loan balance including accrued loan interest.

POLICYOWNER OR OWNER -- The person who owns the Policy. The Policyowner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

SPECIFIED AMOUNT -- The amount chosen by the Owner on which the initial death benefit is based. The Specified Amount may be increased or decreased under certain circumstances.

VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION PERIOD -- The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                              SUMMARY OF THE POLICY

This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 26 and in the Policy.
--------------------------------------------------------------------------------

                                DIAGRAM OF POLICY

--------------------------------------------------------------------------------
                                PREMIUM PAYMENTS

                      * You can vary amount and frequency.
--------------------------------------------------------------------------------

                             [ARROW POINTING DOWN]

--------------------------------------------------------------------------------
                            DEDUCTIONS FROM PREMIUMS

       * Premium Tax based upon the actual rate in the state of residence.
--------------------------------------------------------------------------------

                             [ARROW POINTING DOWN]

--------------------------------------------------------------------------------
                                   NET PREMIUM

*You  direct  how net  premium  payments  are to be  allocated  among  the Fixed
 Account and the Variable Accounts. Each of the Variable Accounts invests exclusively in a Series of SBL Fund, which Series offer investments in diversified portfolios of stocks, bonds, money market instruments, a combination of these securities or in securities of foreign issuers. (See page 10.)
--------------------------------------------------------------------------------

                             [ARROW POINTING DOWN]

--------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS

*The monthly deduction for cost of insurance and cost of any riders is deducted from a Policy's Accumulated Value.

*A daily  charge  at an  annual  rate of 0.90%  is  deducted  from the  Variable
 Accounts for mortality and expense risks. A daily charge at the annual rate of 0.35% is deducted from the Variable Accounts for administration and maintenance of the Policies. These charges are not deducted from Fixed Account assets. (See page 21.)

*Investment  advisory  fees and other fund expenses are deducted from the Series of SBL Fund. (See page 21.)
--------------------------------------------------------------------------------

                  [LEFT, CENTER AND RIGHT ARROWS POINTING DOWN]

--------------------------------------------------------------------------------
LIVING BENEFITS

*Within the first 24 months after the Policy Date, subject to certain restrictions, the policyowner may exchange the policy for a fixed benefit life policy issued and made available for exchange by Security Benefit. (See page 28.)

*The policy may be surrendered at any time for its Net Cash Surrender Value with no surrender charge. (See page 18.)

*Partial  withdrawals  are  available on and after the first Policy  Anniversary
 (subject to certain restrictions). The death benefit will be reduced by at least the amount of the partial withdrawal. (See page 19.)

*Up to six free  transfers  may be made each year among the  Variable  Accounts.
 (See page 15.)

*Accelerated  payment of up to 50% of the Specified Amount (subject to a maximum benefit of the lesser of $250,000 or 50% of the Specified Amount less any policy debt) is available under certain conditions to insureds suffering from terminal illness. (See page 29.)
--------------------------------------------------------------------------------

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RETIREMENT BENEFITS

*For loans outstanding during Policy Years one through ten, the net loan interest rate is 2 percent. For loans outstanding after the first ten Policy Years, the net loan interest rate is currently 0 percent. (See page 18.)

*Payments may be taken under one or more of five different payment options. (See page 29.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEATH BENEFITS

*Level Term Insurance Rider providing additional death benefit coverage for family members and/or business associates is available. (See page 30.)

*Available as lump sum or under the five payment methods available as retirement benefits. (See page 29.)
--------------------------------------------------------------------------------

PURPOSE OF THE POLICY

   The Policy offers a Policyowner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Specified Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of allocation alternatives and an opportunity for the Policy's Accumulated Value and, if elected by the Policyowner and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, a Policyowner may choose the amount and frequency of premium payments.

POLICY VALUES

   A Policyowner may allocate net premium payments among the various Variable Accounts that comprise the Separate Account and that invest in corresponding portfolios, known as "Series," of the SBL Fund. A Policyowner may also allocate net premium payments to the Fixed Account.

   Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option selected by the Policyowner, although the death benefit will never decrease below the Specified Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. The Policyowner bears the investment risk on that portion of the net premiums and Accumulated Value allocated to the Separate Account.

   The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Policyowner. A Policy will not lapse, however, during the first five Policy Years if the Guaranteed Death Benefit Premium is in effect, or for a period of 10 to 30 Policy Years (depending on the Age of the Insured on the Policy Date) after the first five Policy Years if the Extended Guaranteed Death Benefit Rider is in force.

THE DEATH BENEFIT

   A Policyowner may elect one of two Options to calculate the amount of death benefit payable under the Policy. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the date of the Insured's death) or, if greater, Accumulated Value multiplied by a death benefit percentage. Policyowners seeking to have favorable investment performance reflected in increasing Accumulated Value should choose Option A; policyowners seeking to have favorable investment performance reflected in increasing insurance coverage should choose Option B. A Policyowner may change the death benefit option subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 15 and 16.

PREMIUM FEATURES

   Security Benefit requires a Policyowner to pay an initial premium equal to at least 1/12 of Guaranteed Death Benefit Premium for the first Policy Year. Thereafter, subject to certain limitations, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policyowner with the flexibility to vary premium payments to reflect varying financial conditions.

   When applying for a Policy, a Policyowner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where the Owner authorizes Security Benefit to withdraw premiums from the Owner's checking account each month. The minimum initial premium required must be paid before the Secur-O-Matic plan will be accepted by Security Benefit. The Policyowner may elect to have premiums paid under the Secur-O-Matic plan, pursuant to which premiums are deducted from the Owner's checking account on the 7th, 14th, 21st or 28th day of each month.

   The amount, frequency, and period of time over which a Policyowner pays premiums may affect whether or not the Policy will be classified as a Modified Endowment Contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as Modified Endowment Contracts, see "Federal Income Tax Considerations," page 21.

   Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect. Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability.

ALLOCATION OPTIONS


   The Variable Accounts invest in portfolios of a mutual fund which offers the Policyowner the opportunity to direct Security Benefit to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated portfolio ("Series") of the SBL Fund (the "Fund"). Each Series of the Fund has a different investment objective. The Variable Accounts and the corresponding Series of the Fund are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Social Awareness Variable Account (Series S); the Emerging Growth Variable Account
(Series J); the Global Aggressive Bond Variable Account (Series K); the Specialized Asset Allocation Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); and the Equity Income Variable Account (Series O). See "SBL Fund," page 10. Security Management Company, LLC, is the Investment Adviser of each of the Series, subject to the direction and control of the Fund's Board of Directors. Security Management Company, LLC is a limited liability company which is ultimately controlled by Security Benefit. The Adviser has engaged Lexington Management Corporation ("Lexington") to serve as Sub-Adviser of Series D and K. Lexington has entered into an agreement with MFR Adviors, Inc. to provide investment advisory services to Series K. The Investment Manager has also engaged T. Rowe Price Associates, Inc. to serve as Sub-Adviser of Series N and O and Meridian Investment Management Corporation to provide investment advisory and analytical services to Series M.


   The Policyowner may choose to allocate net premium payments among the eleven Variable Accounts constituting the Separate Account, and to the Fixed Account.

TRANSFER OF ACCUMULATED VALUE

   The Policyowner may transfer Accumulated Value among the Variable Accounts and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, and signed and filed at Security Benefit's Home Office. See "Transfer of Accumulated Value," page 15.

POLICY LOANS

   The Policyowner may borrow from Security Benefit an amount up to 80 percent of the Policy's Accumulated Value, subject to a minimum loan of $1,000. The Policyowner may borrow an amount in excess of 80 percent of Accumulated Value on Policies issued in certain states, as required by applicable state law. The Policy will be the only security required for a loan. See "Policy Loans," page 18.

   The amount of any Policy Debt is subtracted from the death benefit or from the Accumulated Value upon surrender. See "Policy Loans," page 18. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT

   A Policyowner may obtain a full refund of the premium paid if the Policy is returned within 20 days after the Owner receives it or 45 days after the application for the Policy is completed, whichever is later. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account. See "Allocation of Net Premiums," page 13.

SURRENDER RIGHT

   The Owner can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less any outstanding Policy Debt.

PARTIAL WITHDRAWAL BENEFITS

   A Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, a Policyowner may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year. A Partial Withdrawal may decrease the Specified Amount on a Policy on which the Owner has elected death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Specified Amount under either Option A or B. See "Partial Withdrawal Benefits," page 19.

   Among other restrictions, a Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal.

CHARGES AND DEDUCTIONS

PREMIUM TAX

   A premium tax is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:


   * A state and local premium tax charge is assessed against each premium to pay applicable state and local premium taxes, currently ranging from .75 percent to 5 percent. However premium tax rates are subject to change by a governmental entity.


DEDUCTIONS FROM ACCUMULATED VALUE

   A charge called the monthly deduction is deducted from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

   * COST OF INSURANCE: This monthly charge compensates Security Benefit for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

   * OPTIONAL INSURANCE BENEFITS CHARGES: The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

   * ADMINISTRATIVE CHARGE: Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35 percent in the first ten Policy Years and .25 percent thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35 percent in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies.

   * MORTALITY AND EXPENSE RISK CHARGE: Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90 percent of the average daily net assets of each Variable Account in the first ten Policy Years and .70 percent thereafter. Security Benefit, however, reserves the right to charge up to .90 percent in all Policy Years.

   The operating expenses of the Separate Account are paid by Security Benefit. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges, see "Charges and Deductions," page 20.

TAX TREATMENT OF POLICY

   The Policy is intended to produce benefits normally associated with life insurance. See "Federal Income Tax Considerations," page 21, for details.

THE FIXED ACCOUNT

   The Policyowner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Security Benefit's General Account. Security Benefit guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4 percent. In addition, Security Benefit may in its sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 26.

CONTACTING SECURITY BENEFIT

   All written requests,  notices,  and forms required by the Policies,  and any
questions  or   inquiries   should  be  directed  to  Security   Benefit's   SEB
Administration Department at 700 SW Harrison Street, Topeka, Kansas 66636-0001.

           INFORMATION ABOUT SECURITY BENEFIT AND THE SEPARATE ACCOUNT

SECURITY BENEFIT LIFE INSURANCE COMPANY

   Security Benefit is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


   Security Benefit offers variable life insurance policies, fixed and variable annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of December 31, 1997, Security Benefit had total assets of approximately $6.8 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $7.5 billion.

   The Board of Directors of Security Benefit has approved a Plan of Conversion ("Plan") under which Security Benefit would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly-formed mutual holding company to be named Security Benefit Mutual Holding Company. Under the Plan, membership interests of current Security Benefit policyholders would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from Security Benefit would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas and Security Benefit policyholders, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.


   The Principal Underwriter for the Policies is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company wholly-owned by Security Benefit.


YEAR 2000 COMPLIANCE

   Like other insurance companies, as well as other financial and business organizations around the world, Security Benefit or the underlying Fund could be adversely affected if the computer systems used by Security Benefit or the Fund's Investment Adviser, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by Security Benefit with respect to the Policy and (ii) the management services provided to the underlying Fund by the Investment Adviser, as well as transfer agency, accounting, custody, distribution and other services provided to the underlying Fund.

   Security Benefit and the Investment Adviser have adopted a plan to be "Year 2000 Compliant" with respect to both their internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. Security Benefit and the Investment Adviser's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory their internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace their internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test their systems for Year 2000 compliance. Security Benefit and the Investment Adviser have completed the inventory of their internal and external systems and have made substantial progress toward completing the modification/replacement of its internal systems as well as toward obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

   Although Security Benefit and the Investment Adviser have taken steps to ensure that their systems will function properly before, during and after the Year 2000, their key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent Security Benefit and the Investment Adviser are relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to Security Benefit and the Investment Adviser at this time but could have a material adverse impact on the operations of the Security Benefit, the separate account, the underlying Fund and the Investment Adviser.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the underlying Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The underlying Fund and the Investment Adviser are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


SECURITY VARILIFE SEPARATE ACCOUNT

   The Security Varilife Separate Account ("Separate Account") is a separate investment account of Security Benefit used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Security Benefit.

   Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains, or losses of Security Benefit. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that Security Benefit conducts. Security Benefit may transfer to its General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support Policies other than variable life insurance policies, and may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

   The Separate Account was established on September 13, 1993, under Kansas law under the authority of the Board of Directors of Security Benefit. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

   Each Variable Account invests exclusively in shares of a designated Series of the Fund. Security Benefit may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Series of the Fund or in other securities or other investment vehicles.

SBL FUND

   The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund. Each Series of the Fund pursues different investment objectives and policies. The shares of each Series are purchased by Security Benefit for the corresponding Variable Account at net asset value (i.e., without sales load). All dividends and capital gains distributions received from a Series are automatically reinvested in such Series at net asset value, unless Security Benefit, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Security Benefit at their net asset value to the extent necessary to make payments under the Policies.

   Shares of the Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Security Benefit. Thus, the Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Policyowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts for which the Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Fund's Board of Directors, and any other insurance companies that participate in the Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Fund for mixed and/or shared funding. The Fund's Board of Directors are required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

   A summary of the investment objective of each Series of the Fund is described below. There can be no assurance that any Series will achieve its objective. More detailed information is contained in the accompanying Prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Series.

THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

   SERIES A -- Amounts allocated to the Growth Variable Account are invested in Series A. The investment objective of Series A is to seek long-term capital growth by investing in a broadly diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, bonds and other debt securities.

   SERIES B -- Amounts allocated to the Growth-Income Variable Account are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income, by investing in various types of securities, including common stocks, convertible securities, preferred stocks and debt securities. Series B's investments in debt securities may include securities rated below investment grade (commonly known as "junk bonds").

   SERIES C -- Amounts allocated to the Money Market Variable Account are invested in Series C. The investment objective of Series C is to provide as high a level of current income as is consistent with preserving capital. It invests in high quality money market instruments with maturities of not longer than thirteen months.

   SERIES D -- Amounts allocated to the Worldwide Equity Variable Account are invested in Series D. The investment objective of Series D is to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

   SERIES E -- Amounts allocated to the High Grade Income Variable Account are invested in Series E. The investment objective of Series E is to provide current income with security of principal. Series E seeks to achieve this investment objective by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.

   SERIES J -- Amounts allocated to the Emerging Growth Variable Account are invested in Series J. The investment objective of Series J is to seek capital appreciation through investment in a broadly diversified portfolio of securities which may include common stocks, preferred stocks, debt securities and securities convertible into common stocks.

   SERIES K -- Amounts allocated to the Global Aggressive Bond Variable Account are invested in Series K. The investment objective of Series K is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high-yield, lower rated debt securities (commonly known as "junk bonds").

   SERIES M -- Amounts allocated to the Specialized Asset Allocation Variable Account are invested in Series M. The investment objective of Series M is to seek high total return consisting of capital appreciation and current income. Series M seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors, including equity and debt securities of domestic and foreign issuers.

   SERIES N -- Amounts allocated to the Managed Asset Allocation Variable Account are invested in Series N. The investment objective of Series N is to seek a high level of total return by investing primarily in a diversified portfolio of debt and equity securities.

   SERIES O -- Amounts allocated to the Equity Income Variable Account are invested in Series O. The investment objective of Series O is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

   SERIES S -- Amounts allocated to the Social Awareness Variable Account are invested in Series S. The investment objective of Series S is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series. Series S will invest in a diversified portfolio of common stocks, convertible securities, preferred stocks and debt securities.

THE INVESTMENT ADVISER


   Security Management Company, LLC, located at 700 SW Harrison Street, Topeka, Kansas 66636, serves as Investment Adviser to each Series of the Fund. Security Management Company, LLC is registered with the SEC as an investment adviser. Security Management Company, LLC formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objective, policies, and restrictions of each Series and is responsible for the day-to-day decisions to buy and sell securities for the Series, except Series D, K, N and O. With respect to Series M, the foregoing responsibilities are divided between the Investment Adviser and a Sub-Adviser. See the accompanying SBL Fund prospectus for details. The Investment Adviser has engaged Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide investment advisory services to Series D and K of the Fund. Lexington has entered into an agreement with MFR Advisors, Inc., One Liberty Plaza, 46th Floor, New York, New York 10006 to provide investment advisory services to Series K of the Fund. The Investment Adviser has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O. The Investment Adviser has also engaged Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112, to provide investment advisory and analytical services to Series M.


                                   THE POLICY

   The variable life insurance benefits provided by the Policies are funded through the Policyowner's Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.

APPLICATION FOR A POLICY

   The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. Anyone wishing to purchase the Policy may submit an application to Security Benefit. A Policy can be issued on the life of an Insured for Ages 18 up to and including Age 85 with evidence of insurability satisfactory to Security Benefit. The Insured's Age is calculated as of the Insured's last birthday as of the Policy Date. Acceptance is subject to Security Benefit's underwriting rules, and Security Benefit reserves the right to request additional information and to reject an application.

   Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly,
Quarterly,   Semiannual  and  Annual   Anniversaries.   If  the  application  is
accompanied by all or a portion of the initial premium and is accepted by Security Benefit, the Policy Date is usually the date the application and premium payment were received at Security Benefit's Home Office. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is usually the date the application is accepted by Security Benefit. Security Benefit first becomes obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date Security Benefit becomes obligated. The initial premium must be received within 20 days after the Policy is issued, although Security Benefit may waive the 20-day requirement at its discretion. If the initial premium is not received or the application is rejected by Security Benefit, the Policy will be canceled and any partial premium received will be refunded.

   Subject to Security Benefit's approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

   Insured's are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, Security Benefit will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by Security Benefit.

PREMIUMS

   The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at the Policyowner's discretion. Security Benefit usually requires a Policyowner to pay a minimum initial premium equal to at least 1/12 of the Guaranteed Death Benefit Premium for the first Policy Year, which will be based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 20), rating class, and underwriting class of the Insured. Thereafter, subject to the limitations described below, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides the Policyowner with the flexibility to vary premium payments to reflect varying financial conditions. Security Benefit may reduce the minimum initial premium required under certain circumstances, such as for a group or sponsored arrangements.

   When applying for a Policy, a Policyowner will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where the Owner authorizes Security Benefit to withdraw premiums from the Owner's checking account each month on the 7th, 14th, 21st, or 28th day of each month. The minimum initial premium required must be paid before the Secur-O-Matic plan will be accepted by Security Benefit.

   The amount, frequency and period of time over which a Policyowner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

   Payment of the Planned Periodic Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium provision or Extended Guaranteed Death Benefit Rider is in effect. See "Guaranteed Death Benefit Premium" below, "Lapse," page 19 and "Optional Insurance Benefits," page 29.

   Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 20. A premium payment would result in an immediate increase in the net amount at risk if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policyowner's Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 15. If satisfactory evidence of insurability is not received, the payment, or portion thereof may be returned. All or a portion of a premium payment will be rejected and returned to the Policyowner if it would exceed the maximum premium limitations prescribed by federal tax law, as determined by Security Benefit.

   A premium tax will be deducted from each premium payment. See "Charges and Deductions," page 20. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as additional premium payments unless a Policyowner indicates that the payment is a repayment of Policy Debt.

GUARANTEED DEATH BENEFIT PREMIUM

   A Policyowner may determine to pay the Guaranteed Death Benefit Premium which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The Guaranteed Death Benefit Premium is a Planned Periodic Premium in an amount determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken in the first five Policy Years may cause the Guaranteed Death Benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Guaranteed Death Benefit Premium during the first five Policy Years. See "Lapse," page 19 and, for a discussion of the Extended Guaranteed Death Benefit Premium Rider, see "Optional Insurance Benefits," page 29.

ALLOCATION OF NET PREMIUMS

   In the application for the Policy, the Policyowner selects the Variable Accounts or the Fixed Account to which net premium payments will be allocated. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). The Accumulated Value will be automatically allocated according to the Policyowner's instructions contained in the application the later of 20 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Net premiums received after the Free-Look Period will be allocated upon receipt among the Variable Accounts and the Fixed Account according to the Policyowner's most recent instructions. Available allocation alternatives include the eleven Variable Accounts and the Fixed Account.

   A Policyowner may change the allocation of net premiums by submitting a proper written request to Security Benefit's Home Office. The minimum amount that may be allocated to a Variable Account or the Fixed Account is the greater of $25 or 10 percent of the net premium. Security Benefit allows allocation of only a whole percentage of net premium. Changes in net premium allocation instructions may be made by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. Security Benefit reserves the right to discontinue telephone net premium allocation instructions.

DOLLAR COST AVERAGING OPTION

   Security Benefit currently offers an option under which Policyowners may dollar cost average their allocations in the Variable Accounts under the Policy by authorizing Security Benefit to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Policyowner will not have losses.

   A Dollar Cost Averaging Request form is available upon request. On the form, the Policyowner must designate whether Accumulated Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

   To elect the Dollar Cost Averaging Option, the Policy's Accumulated Value must be at least $10,000 and a Dollar Cost Averaging Request in proper form must be received by Security Benefit at its Home Office. A Policyowner may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options. After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Accumulated Value in amounts designated by the Policyowner from the Variable Account from which transfers are to be made to the Variable Account or Accounts chosen by the Policyowner. The minimum amount that may be transferred from any Variable Account is $100. After the Free-Look Period, the first transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Policyowner, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

   A Policyowner may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Account from which transfers were being made that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless the Policyowner instructs otherwise. If a Policyowner wishes to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to Security Benefit's Home Office and the Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

   Accumulated Value may also be dollar cost averaged to or from the Fixed Account, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account," on page 26.

ASSET REALLOCATION OPTION

   Security Benefit currently offers an option under which Policyowners authorize Security Benefit to automatically transfer their Accumulated Value each quarter to maintain a particular percentage allocation among the Variable Accounts as selected by the Policyowner. The Accumulated Value allocated to each Variable Account will grow or decline in value at different rates during the quarter and Asset Reallocation automatically reallocates the Accumulated Value in the Variable Accounts each quarter to the allocation selected by the Policyowner. Asset Reallocation is intended to transfer Accumulated Value from those Variable Accounts that have increased in value to those Variable Accounts that have declined in value. Over time, this method of investing may help a Policyowner maintain an allocation of Accumulated Value at levels that the Policyowner has selected consistent with his or her personal goals and objectives. This reallocation method does not guarantee profits, nor does it assure that a Policyowner will not have losses. It is possible that Accumulated Value of an Owner who chooses this Option may, at any time, be less than the Accumulated Value that the Owner would have experienced had the Option not been selected.

   To elect the Asset Reallocation Option, the Accumulated Value in the Policy must be at least $10,000 and an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation
Request form is available upon request. On the form, the Policyowner must indicate the applicable Variable Accounts and the percentage of Accumulated Value to be reallocated on a quarterly basis to each Variable Account ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Accumulated Value that is invested in the Variable Accounts must be included in the Asset Reallocation Program, and a Policyowner may not have in effect at the same time Dollar Cost Averaging and Asset Reallocation Options.

   The Asset Reallocation Option will result in the transfer of Accumulated Value to one or more of the Variable Accounts on the date of Security Benefit's receipt of the Asset Reallocation Request in proper form and on each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

   A Policyowner may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Accounts that has not been transferred will remain in those Variable Accounts, subject to monthly deductions, regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office and the Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

   Accumulated Value invested in the Fixed Account may be included in the Asset Reallocation Program, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account" on page 26.

TRANSFER OF ACCUMULATED VALUE

   Accumulated Value may be transferred after the Free-Look Period among the Variable Accounts by the Policyowner upon proper written request to Security Benefit's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging or Asset Reallocation Options) may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed and signed and filed at Security Benefit's Home Office. The minimum amount that may be transferred is $500, except that this minimum amount does not apply to transfers under the Dollar Cost Averaging and Asset Reallocation Options. Currently, there are no limitations on the number of transfers between Variable Accounts, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging and Asset Reallocation Options). However, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 19. No charges are currently imposed upon such transfers; however, Security Benefit reserves the right to allow six free transfers in any Policy Year and to charge $25 for each additional transfer. Security Benefit further reserves the right at a future date to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

   Accumulated Value may also be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account; however, transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 26.

DEATH BENEFIT

   When the Policy is issued, Security Benefit will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Specified Amount." The minimum Specified Amount at issuance of a Policy is $100,000. Security Benefit may reduce the minimum Specified Amount required at issuance under certain circumstances, such as for group or sponsored arrangements.

   For so long as the Policy remains in force, Security Benefit will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

   Each Policyowner may select one of two death benefit options: Option A or Option B. Generally, an applicant designates the death benefit option in the application. If no option is designated, Option A will be assumed by Security Benefit to have been selected. Subject to certain restrictions, the Policyowner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount of the Policy.

   OPTION A. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. The death benefit percentage is 250 percent for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix to this Prospectus and in the Policy. Policyowners who are seeking to have favorable investment performance reflected in increasing Accumulated Value, and not in increasing insurance coverage, should choose Option A.

   OPTION B. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Accumulated Value varies. Therefore, Policyowners who seek to have favorable investment performance reflected in increased insurance coverage should choose Option B.

   EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies -- Policies I, II, and III -- with the same Specified Amount, but Accumulated Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no outstanding Policy Debt.

                                             POLICY I    POLICY II    POLICY III
                                             --------    ---------    ----------
Specified Amount ........................    $100,000    $100,000      $100,000
Accumulated Value on Date of Death ......    $ 25,000    $ 50,000      $ 75,000
Death Benefit Percentage ................        250%        250%          250%
Death Benefit Under Option A ............    $100,000    $125,000      $187,500
Death Benefit Under Option B ............    $125,000    $150,000      $187,500

   Under Option A, the death benefit for Policy I is equal to $100,000, since the death benefit is the greater of the Specified Amount ($100,000) or the Accumulated Value at the date of death multiplied by the death benefit percentage ($25,000 x 250% = $62,500). In contrast, for both Policies II and III under Option A, the Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000 for Policy II; $75,000 x 250% = $187,500 for Policy
III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Accumulated Value ($100,000 + $25,000 = $125,000) or the Accumulated Value multiplied by the death benefit percentage ($25,000 x 250% = $62,500).
Similarly,  in Policy II, Specified  Amount plus  Accumulated  Value ($100,000 +
$50,000 = $150,000) is greater than Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000). In contrast, in Policy III, the Accumulated Value multiplied by the death benefit percentage ($75,000 x 250% = $187,500) is greater than the Specified Amount plus Accumulated Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

   All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

CHANGES IN DEATH BENEFIT OPTION

   A Policyowner may request that the death benefit option under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year, and requests should be made in writing to Security Benefit's Home Office. A change from Option B to Option A may be made without evidence of insurability; a change from Option A to Option B will require evidence of insurability satisfactory to Security Benefit. The effective date of any such change shall be the Monthly Payment Date on or next following Security Benefit's acceptance of the request.

   A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Specified Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Specified Amount of less than $100,000 although Security Benefit reserves the right to waive this minimum under certain circumstances, such as for group or sponsored arrangements. No charge is currently made on a change from Option A to Option B.

   A change in the death benefit option from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since the Accumulated Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new
Specified Amount (or, if higher, the Accumulated Value times the applicable specified percentage). No charge is currently made on a change from Option B to Option A.

   A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 20. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN SPECIFIED AMOUNT

   A Policyowner may request an increase or decrease in the Specified Amount under a Policy after the first Policy Year subject to approval from Security Benefit. A change in Specified Amount may only be made once per Policy Year. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Policyowner and the degree to which the death benefit  under a Policy  exceeds  the  Specified  Amount  prior  to the  change.
Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase a Policyowner's cost of insurance charge. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease a Policyowner's cost of insurance charge. An increase in Specified Amount made while the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect will increase the respective premium requirements for these benefits.

   Any request for an increase or decrease in Specified Amount must be made by written application to Security Benefit's Home Office. It will become effective on the Monthly Payment Date on or next following Security Benefit's acceptance of the request. If the Policyowner is not the Insured, Security Benefit will also require the consent of the Insured before accepting a request.

   INCREASES. Additional evidence of insurability satisfactory to Security Benefit will be required for an increase in Specified Amount. No charge is currently made in connection with an increase in Specified Amount.

   DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for group or sponsored arrangements. No charge is currently made in connection with a decrease. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Security Benefit will refund the Policyowner the amount of such excess above the premium limitations, as determined by Security Benefit.

   Security Benefit reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Policyowner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

POLICY VALUES

   ACCUMULATED VALUE. The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Security Benefit's Loan Account to secure any Policy Debt.

   On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account and deduction of the administrative and mortality and expense risk charges from that Variable Account. On each Monthly Payment Date, the portion of the Accumulated Value allocated to a particular Variable Account also will be adjusted to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," below. No minimum amount of Accumulated Value is guaranteed. A Policyowner bears the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

   NET CASH SURRENDER VALUE. The Net Cash Surrender Value of the Policy equals the Accumulated Value less any outstanding Policy Debt. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value. See "Surrender," page 18.

DETERMINATION OF ACCUMULATED VALUE

   Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and the Policyowner bears the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

   The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Series of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

   Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When a Policyowner allocates net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, a surrender, Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transactions by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value.

   The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Series of the Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for income taxes attributable to the operation of the Variable Account, (4) the mortality and expense risk charge deducted from the average daily net assets of the Variable Account and (5) the administrative charge deducted from the average daily net assets of the Variable Account.

POLICY LOANS

   The Policyowner may borrow money from Security Benefit using the Policy as the only security for the loan by submitting a proper written request to Security Benefit's Home Office. A loan may be taken any time a Policy is in force. The minimum loan that can be taken at any time is $1,000. The maximum amount that can be borrowed at any time is 80 percent of Accumulated Value. The Policyowner may borrow an amount in excess of 80 percent of Accumulated Value, and the minimum loan amount may be less, on Policies issued in certain states as required by applicable state law.

   When a Policyowner takes a loan, an amount equal to the loan is transferred out of the Policyowner's Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless otherwise requested by the Policyowner, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Net Cash Surrender Value.

   For Policy Debt outstanding in the first ten Policy Years, the Policy loan interest rate is 8.0 percent per year and for Policy Debt outstanding thereafter, is currently 6.0 percent per year (Security Benefit reserves the right to charge up to 6.50 percent per year), which is equivalent to an annual effective rate of 8.0 percent and 6.0 percent, respectively. Security Benefit will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 6.0 percent.

   The Owner may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily, and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

   Upon receipt of any loan repayment, an amount equal to the repayment will be transferred from the Loan Account into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions unless otherwise requested. In addition, any interest earned on the loan balance held in the Loan Account will be transferred on each Policy Anniversary to each of the Variable Accounts and Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

   While the amount to secure the loan is held in the Loan Account, the Policyowner forgoes the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Accumulated Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

   A loan may affect the length of time the Policy remains in force. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 19.

   A loan will not be treated as a distribution from the Policy, and will not result in taxable income to the Policyowner unless the Policy is a Modified Endowment Contract, in which case a loan will be treated as a distribution that may give rise to taxable income.

   For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 21.

BENEFITS AT MATURITY

   If the Insured is living on the Policy Anniversary next following the Insured's Age 95, Security Benefit will pay to the Policyowner, as an endowment benefit, the Net Cash Surrender Value. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 28.

SURRENDER

   A Policyowner may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any outstanding Policy Debt.

   A Policyowner may surrender a Policy by sending a written request together with the Policy to Security Benefit's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for a surrender is received. At various times, requests may be made to surrender a policy for which good payment has not yet been received. Accordingly, payment of surrender proceeds may be delayed until such time as good payment has been collected, which may take up to 15 days. A Policyowner may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 29. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 21.

PARTIAL WITHDRAWAL BENEFITS

   Security Benefit offers a partial surrender benefit by which the Policyowner can obtain a portion of the Net Cash Surrender Value: the Partial Withdrawal Benefit. The Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, a Policyowner may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year.

   A Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal. In addition, the amount of a Partial Withdrawal is further limited on Policies on which the Owner has chosen death benefit Option A so that the withdrawal will not cause the Specified Amount to be less than $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for group or sponsored arrangements.

   The Policyowner may make a Partial Withdrawal by submitting a proper written request to Security Benefit's Home Office. At various times, requests may be made to withdraw Accumulated Value for which good payment has not yet been received. Accordingly, payment of a Partial Withdrawal may be delayed until such time as good payment has been collected, which may take up to 15 days. As of the effective date of any withdrawal, the Policyowner's Accumulated Value and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policyowner's Value in the Variable Accounts and the Fixed Account unless otherwise requested by the Policyowner. If the Insured dies after the request for a withdrawal is sent to Security Benefit and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. No fee is currently charged for a Partial Withdrawal.

   When a Partial Withdrawal is made on a Policy on which the Owner has selected death benefit Option A, the Specified Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Specified Amount of a Policy on which the Owner has selected death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 15.

   For information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations," page 21.

RIGHT TO EXAMINE A POLICY -- FREE-LOOK RIGHT

   The Policyowner has a Free-Look Right, under which the Policy may be returned within 20 days after the Policyowner receives it, or within 45 days after the Owner completes the application for insurance, whichever is later. To exercise the Free-Look Right, the Policy can be mailed or delivered to Security Benefit or its agent. The returned Policy will be treated as if Security Benefit never issued it, and Security Benefit will promptly refund the full amount of the premium paid. If the Owner has taken a loan during a Free-Look Period, the Policy Debt will be deducted from the amount refunded. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 13.

LAPSE

   The Policy will lapse only when the Net Cash Surrender Value is insufficient to cover the current monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without the Policyowner making a sufficient payment. If Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, the Owner must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of the Policy. Security Benefit will not accept any payment if it would cause the Policyowner's total premium payments to exceed the maximum permissible premium for the Policy's Specified Amount under the Internal Revenue Code. This is unlikely to occur unless the Policyowner has outstanding Policy Debt, in which case he or she could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, the Policyowner may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Specified Amount, the Policyowner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

   If Net Cash Surrender Value is insufficient to cover the monthly deduction on a Monthly Payment Date, Security Benefit will deduct the amount that is available. Security Benefit will notify the Policyowner (and any assignee of record) of the payment required to keep the Policy in force. The Policyowner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policyowner's current premium allocation instructions. Any monthly deduction due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Policy Debt, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect, in which case, the death benefit will not be reduced by any unpaid monthly deductions.

REINSTATEMENT

   Security Benefit will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period, but before the Maturity Date provided Security Benefit receives the following: (1) a written application from the Policyowner; (2) evidence of insurability satisfactory to Security Benefit; and
(3) payment of all monthly deductions that were due and unpaid during the Grace Period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

   When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in Security Benefit's Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Security Benefit, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

                             CHARGES AND DEDUCTIONS

PREMIUM TAX

   A premium tax is deducted from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:

   STATE AND LOCAL PREMIUM TAX CHARGE. A charge is assessed against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. Premium tax rates currently range from .75 percent to 5 percent, but are subject to change by a governmental entity.

DEDUCTIONS FROM ACCUMULATED VALUE

   A charge called the monthly deduction is deducted from a Policy's Accumulated Value in the Variable Accounts and Fixed Account beginning on the Monthly Payment Date on or next following the date Security Benefit first becomes obligated under the Policy, and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:

   COST OF INSURANCE. This monthly charge compensates Security Benefit for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

   The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age, rating class (determined by tobacco use), and underwriting class of the Insured. They are also based on the gender of the Insured, except that unisex rates are used where appropriate under applicable law, including in the State of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this Prospectus, Security Benefit charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and Security Benefit may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, rating class, and underwriting class of the Insured. In addition, they also vary with the size of the Specified Amount, and the policy duration. Policies with Specified Amounts in excess of $250,000 receive more favorable rates than Policies with smaller Specified Amounts. The cost of insurance rate generally increases with the Age of the Insured.

   If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Accumulated Value will first be applied to the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount divided by 1.0032737, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals Accumulated Value multiplied by the applicable death benefit percentage, any increase in Accumulated Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a subsequent decrease in Specified Amount).

   OPTIONAL INSURANCE BENEFITS CHARGES. The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider. See "Optional Insurance Benefits," page 29.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS

   ADMINISTRATIVE CHARGE. Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35 percent in the first ten Policy Years and .25 percent thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35 percent in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies. Security Benefit does not expect to profit from this charge.

   MORTALITY AND EXPENSE RISK CHARGE. Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90 percent of the average daily net assets of each Variable Account in the first ten Policy Years and .70 percent thereafter. Security Benefit, however, reserves the right to charge up to .90 percent in all Policy Years.

   The mortality and expense risk charge is assessed to compensate Security Benefit for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Security Benefit will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including promotional expenses.

OTHER CHARGES

   Security Benefit may charge the Variable Accounts for federal income taxes incurred by Security Benefit that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed. See "Charge for Security Benefit Income Taxes," page 24.

   Security Benefit will bear the operating expenses of the Separate Account.

   Each Variable Account purchases shares of the corresponding Series of the underlying Fund. Each Series incurs certain charges including the investment advisory fee and certain operating expenses. The Fund is a corporation that is governed by its Board of Directors. The Fund's advisory fees and its expenses are not fixed or specified under the terms of the Policy. The advisory fees and other expenses are more fully described in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

   Security Benefit guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge, and the guaranteed cost of insurance rates.

                                OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Security Benefit's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws, and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy, and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws, or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

   While  Security   Benefit  believes  that  the  Policy  meets  the  statutory definition of life insurance, and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider). Security Benefit reserves the right to make changes to the Policy if changes are deemed appropriate by Security Benefit to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts. The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or Partial Withdrawal. In addition, certain Policy loans may be taxable in the case of Policies that are Modified Endowment Contracts. Prospective Policyowners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC
Section 59A.

   DIVERSIFICATION REQUIREMENTS. To comply with regulations under Section 817(h) of the IRC, each Series of the Fund is required to diversify its investments. Generally, a Series is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55 percent of the value of its assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. Securities of a single issuer generally are treated for purposes of
Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer, and any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

   In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Policy, as deemed appropriate by Security Benefit, to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Series` investment objective or investment policies.

   TAX TREATMENT OF POLICIES. The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as Modified Endowment Contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as Modified Endowment Contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as Modified Endowment Contracts is somewhat different, as described below.

   A life insurance contract becomes a "Modified Endowment Contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "Modified Endowment" treatment would be $1,000 in the first year, $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a Modified Endowment Contract, depending on the amount of premium paid during each of the Policy's first seven contract years. Changes in death benefits under, or in other terms of, a Policy may require "retesting" of a Policy to determine if it is to be classified as a Modified Endowment Contract.

   CONVENTIONAL LIFE INSURANCE POLICIES. If a Policy is not a Modified Endowment Contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under Section 7702 of the IRC, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policyowner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policyowner to the extent that it exceeds the cost basis under a Policy. It is believed that the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider features of the Policy should not result in a deemed distribution under the Policy, but, to date, the IRS has not issued guidance regarding the tax treatment of features similar to these features; accordingly, the law on this point cannot be regarded as fully settled. If a Rider providing level term insurance for a business associate is added to a Policy, the Policyowner may be deemed to receive distributions under the Policy equal to the cost of the level term insurance deducted from Accumulated Value, which may give rise to taxable income.

   Security Benefit also believes that loans received under Policies that are not Modified Endowment Contracts will be treated as indebtedness of the owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a Modified Endowment Contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policyowner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policyowners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

   MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions from Modified Endowment Contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policyowner would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, the Policyowner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as Modified Endowment Contracts are purchased from any one insurance company, including Security Benefit, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distribution allocable to income on the policies and the portion allocable to investment in the policies.

   Amounts received under a Modified Endowment Contract that are included in gross income are subject to an additional tax equal to 10 percent of the amount included in gross income, unless an exception applies. The 10 percent additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If a Policy was not originally a Modified Endowment Contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a Modified Endowment Contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a Modified Endowment Contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

   It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to the Policyowner. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade or business of the Policyowners, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

   REASONABLENESS REQUIREMENT FOR CHARGES. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon
(i) mortality charges that meet the reasonable mortality charge requirements set forth in the IRC and (ii) other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality and other charges. The area of the law relating to reasonableness standards for mortality and other charges is currently based on statutory language and IRS pronouncements which do not explicitly address all relevant issues. Accordingly, while Security Benefit believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current standards, it cannot offer complete assurance since the law in this area is not fully developed. It is possible that future regulations will contain standards that would require Security Benefit to modify its mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Security Benefit reserves the right to make any such modifications.

   ACCELERATED BENEFIT FOR TERMINAL ILLNESS. An Accelerated Benefit for Terminal Illness Rider (the "Accelerated Benefit Rider") is available in connection with the Policy. Benefits under the Accelerated Benefit Rider may be taxable. In addition, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. The IRS has issued proposed regulations, and legislation has been introduced, providing (i) that accelerated living benefits which meet certain requirements can be received without incurring a federal income tax and (ii) for the treatment of accelerated living benefits riders under the definitional requirements of a life insurance contract. The precise rules which will be incorporated in any final regulations or legislation are not known. Security Benefit reserves the right to (but is not obligated to) modify the Accelerated Benefit Rider to conform with the rules under any final regulations or legislation. Policyowners considering adding an Accelerated Benefit Rider or exercising rights under that rider should first consult a qualified tax advisor.

   OTHER. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each owner or Beneficiary.

   For   complete   information   on  federal,   state,   local  and  other  tax
considerations, a qualified tax adviser should be consulted.

SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR SECURITY BENEFIT INCOME TAXES

   For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. Security Benefit will review the question of a charge to the Separate Account for Security Benefit's federal income taxes periodically. A charge may be made for any federal income taxes incurred by Security Benefit that are attributable to the Separate Account. This might become necessary if the tax treatment of Security Benefit is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Security Benefit's tax status.

   Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

   In accordance with its view of present applicable law, Security Benefit will exercise voting rights attributable to the shares of each Series of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

   The person having the voting interest under a Policy is the Policyowner. Unless otherwise required by applicable law, the number of votes as to which a Policyowner will have the right to instruct will be determined by dividing a Policyowner's Accumulated Value in a Variable Account by the net asset value per share of the corresponding Series of the Fund. Fractional votes will be counted. The number of votes as to which a Policyowner will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policyowners. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to the Policyowner's Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Security Benefit will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policyowners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Series of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

   Security Benefit may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Series or to approve or disapprove an investment advisory contract. In addition, Security Benefit itself may disregard voting instructions of changes initiated by Policyowners in the investment policy or the investment adviser (or portfolio manager) of a Series, provided that Security Benefit's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Series' objectives and purpose, and considering the effect the change would have on Security Benefit. In the event Security Benefit does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policyowners.

REPORT TO OWNERS

   A statement will be sent at least annually to each Policyowner, setting forth a summary of the transactions which occurred during the year and indicating the death benefit, Specified Amount, Accumulated Value, Net Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

   Each Policyowner will also receive an annual and a semiannual report containing financial statements for the Fund, which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities law.

SUBSTITUTION OF INVESTMENTS

   Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Series of the Fund should no longer be available for investment, or if, in the judgment of Security Benefit's management, further investment in shares of any or all Series of the Fund should become inappropriate in view of the purposes of the Policies, Security Benefit may substitute shares of another Series of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

   Where required, Security Benefit will not substitute any shares attributable to a Policyowner's interest in a Variable Account or the Separate Account without notice, Policyowner approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

   Security Benefit also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Series of the Fund, or in shares of another investment company, a series thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Security Benefit, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policyowners on a basis to be determined by Security Benefit. Security Benefit may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW

   Security Benefit reserves the right to make any change without consent of Policyowners to the provisions of the Policy to comply with, or give Policyowners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to, requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

                             PERFORMANCE INFORMATION

   Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policyowner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in Policyowner's death benefit. Performance quotations may be expressed as a change in a Policyowner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policyowner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Variable Account if less than one, five, or ten years. Performance information based upon a hypothetical Policy may also be quoted for periods beginning prior to the availability of the Policies based upon performance of the Fund and the charges under the Policy. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium tax, the cost of insurance, the administrative charge, and the mortality and expense risk charge. Performance information for the Fund may be simultaneously shown.

   Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policyowners to, among other things: (i) other variable life separate accounts or investment, savings, or insurance products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations, and may show the effects of tax-deferred compounding on a Policyowner's rate of return, on Accumulated Value or returns in general, and may include a comparison at various points in time of the return on the Policy or tax-deferred returns in general with the return on a taxable basis.

   Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Fund in which the Variable Account invests, and the market condition during the given period of time, and should not be considered as representative of what may be achieved in the future.

                                THE FIXED ACCOUNT

   Policyowners may allocate all or a portion of their net premium payments and transfer Accumulated Value to the Fixed Account of Security Benefit. Amounts allocated to the Fixed Account become part of the "General Account" of Security Benefit, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

   Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit, other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

   The Policyowner may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. The Policyowner may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Security Benefit guarantees that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737 percent per month, compounded monthly, for a minimum effective annual rate of 4 percent. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its sole discretion pay interest at a rate ("Current Rate") that exceeds 4 percent. (The portion of a Policyowner's Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .48676 percent per month, compounded monthly, for an effective annual rate of 6 percent.)

   Accumulated Value that is allocated or transferred to the Fixed Account during one month may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another month. Therefore, at any given time, various portions of a Policyowner's Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the month during which such portions were originally allocated or transferred to the Fixed Account. Security Benefit bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT

   The death benefit under the Policy will be determined in the same fashion for a Policyowner who has Accumulated Value in the Fixed Account as for a Policyowner who has Accumulated Value in the Variable Accounts. The death benefit under Option A will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value or, if greater, Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 15.

POLICY CHARGES

   The mortality and expense risk and administrative charges are not assessed against Accumulated Value allocated to the Fixed Account. Other policy charges will be the same for Policyowners who allocate net premiums or transfer
Accumulated Value to the Fixed Account as for Policyowners who allocate net premiums to the Variable Accounts. These charges consist of the premium tax, consisting of the state and local premium tax charge, and the deductions from Accumulated Value, including the charges for the cost of insurance, and the charge for any optional insurance benefits added by rider. Any amounts that Security Benefit pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by Policyowners to the extent the Accumulated Value is allocated to the Fixed Account; however, such Policyowners will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

   Amounts may be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. The Policyowner may transfer from the Fixed Account to the Variable Accounts in any Policy Year not more than the greater of one third of the Accumulated Value in the Fixed Account at the time of the transfer, $5,000 or 120 percent of the Accumulated Value transferred from the Fixed Account during the previous Policy Year. Accumulated Value in the Fixed Account may be transferred pursuant to the Dollar Cost Averaging or Asset Reallocation Options subject to this limitation. The minimum amount that may be transferred is $500, except that this minimum does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options. Currently, there is no charge imposed upon transfers; however, Security Benefit reserves the right to assess a charge of $25 per transfer in the future to the extent transfers exceed six in any Policy Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer.

   The Policyowner may also make full surrenders and Partial Withdrawals to the same extent as a Policyowner who has invested in the Variable Accounts. See "Surrender," page 18 and "Partial Withdrawal Benefits," page 19. Policyowners allocating Accumulated Value in the Fixed Account may borrow up to 80 percent of Net Cash Surrender Value. See "Policy Loans," page 18. Transfers, surrenders, and withdrawals payable from the Fixed Account, and Policy loans made from Contract Value allocated to the Fixed Account, may be delayed for up to six months.

                              MORE ABOUT THE POLICY

OWNERSHIP

   The Policyowner is the individual named as such in the application or in any later change shown in Security Benefit's records. While the Insured is living, the Policyowner alone has the right to receive all benefits and exercise all rights that the Policy grants or Security Benefit allows.

   JOINT OWNERS. If more than one person is named as Policyowner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

   The Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Policyowner may change the Beneficiary at any time during the life of the Insured by written request, which must be received by Security Benefit at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. The Policyowner may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policyowner or the Policyowner's estate is the Beneficiary.

   Security Benefit will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED

   After the first Policy Year and subject to approval from Security Benefit, the Policyowner may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to Security Benefit, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age, gender, risk class and underwriting class.

   Security Benefit reserves the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons,
(1) if compliance with the guideline premium limitations under tax law resulting from the exchange of Insured would result in the immediate termination of the Policy, or (2) if, to effect the requested exchange of Insured, payments to the Policyowner would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

   A fee of $100 will be charged to cover the costs of processing the exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to Security Benefit by the Policyowner before the request for an exchange of Insured will be processed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

   During the first 24 months following the Policy Date, if the Policy has not lapsed, the Policyowner may exchange the Policy for a fixed-benefit life insurance policy issued and made available for exchange by Security Benefit. The exchange will be made without evidence of insurability, and the new policy will have the same Specified Amount, Policy Date, Age, rating class and underwriting class for the Insured as the exchanged Policy.

   An exchange will be effective on the Monthly Payment Date following Security Benefit's receipt of written notice of the Policyowner's request to exchange in proper form and payment of any fee. Security Benefit reserves the right to charge a fee of up to $200 to effect an exchange. This fee will not be deducted from Accumulated Value, but must be paid directly to Security Benefit. Any outstanding Policy Debt must be repaid on or before the effective date of the exchange.

THE CONTRACT

   This Policy is a contract between the Owner and Security Benefit. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, and endorsements, all Riders, and all additional Policy information sections (Specifications Pages) added to the Policy.

PAYMENTS

   Security Benefit will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Security Benefit receives all the information needed to process a payment.

   However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

   * The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

   * An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

   * The SEC by order permits postponement for the protection of Policyowners.

ASSIGNMENT

   The Policyowner may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Security Benefit unless the original, or a copy, is received at Security Benefit's Home Office, and will be effective only when recorded by Security Benefit. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policyowner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. Security Benefit will rely solely on the assignee's statement as to the amount of the assignee's interest. Security Benefit will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policyowner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a Modified Endowment Contract may generate taxable income. (See "Federal Income Tax Considerations," page 21.)

ERRORS ON THE APPLICATION

   If the Age or gender of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and gender, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and gender. If the Insured's Age, or gender is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Cost of Insurance," page 20.

INCONTESTABILITY

   Security Benefit may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Specified Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the date the Policy was issued; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Specified Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE

   If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Security Benefit will limit the death benefit proceeds to the premium payments less any withdrawal amounts and less any Policy Debt. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, Security Benefit will refund the cost of insurance charges made with respect to such increase.

PARTICIPATING

   The Policy is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero, and Security Benefit does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

   Upon request, Security Benefit will send the Policyowner an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Security Benefit reserves the right to charge a fee for requests for illustrations in excess of one per Policy year.

PAYMENT PLAN

   Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for a period not to exceed 20 years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by Security Benefit from time to time. This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that Security Benefit makes available at that time.

OPTIONAL INSURANCE BENEFITS

   Subject to certain requirements, a Policyowner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are described briefly below. The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions," page 20. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Security Benefit upon written request. Certain Riders are not available in all states. For information relating to the federal income tax aspects of purchasing a Policy Rider, see "Federal Income Tax Considerations," page 21.

   WAIVER OF MONTHLY DEDUCTION RIDER. This Rider provides for the waiver of the monthly deduction in the event the Insured is disabled for a period of six months or longer prior to age 65.

   ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. This Rider provides for payment of up to the lesser of (i) 50 percent of the Specified Amount less any Policy Debt or (ii) $250,000, upon receipt of satisfactory proof of terminal illness. Such terminal illness must first be diagnosed while the Policy is in force. The payment amount requested will be reduced by an actuarial discount which compensates Security Benefit for interest not earned as a result of early payment of a portion of the death benefit under the Policy. Premium payments made after the payment of the Accelerated Benefit must be allocated to the Fixed Account. Accelerated Benefit payments will not be made for less than $25,000 and, for any one Insured, will not be made for more than $500,000 under all policies issued by Security Benefit. Security Benefit may charge a fee of up to $200 to cover the costs of administration at the time of payment of an Accelerated Benefit.

   LEVEL TERM INSURANCE RIDER. This Rider provides level term insurance for a family member and may not be issued on the Insured. The maximum amount of insurance that may be provided under the Rider is an amount equal to the Specified Amount under the Policy. Up to five Level Term Insurance Riders may be added to a Policy.

   EXTENDED GUARANTEED DEATH BENEFIT RIDER. A Policyowner may elect to extend the Guaranteed Death Benefit beyond the first five Policy Years by adding this Rider to the Policy at the time of application. This Rider provides an Extended Guaranteed Death Benefit Premium which, if paid in advance on at least a monthly basis, will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The length of the Extended Guaranteed Death Benefit period is 10 to 30 Policy Years (depending on the Age of the Insured on the Policy
Date). The amount of the Extended Guaranteed Death Benefit Premium is determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy to which this Rider has been added, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Extended Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Extended Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken while the Extended Guaranteed Death Benefit Rider is in effect may cause this benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Extended Guaranteed Death Benefit Rider. The Extended Guaranteed Death Benefit Premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

DISTRIBUTION OF THE POLICY

   Security Distributors, Inc. ("SDI") is principal underwriter (distributor) of the Policies. SDI is registered as a broker/ dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). SDI acts as principal underwriter under a Distribution Agreement with Security Benefit.

   Security Benefit and SDI have Sales Agreements with various broker/dealers under which the Policy will be sold by registered representatives of the broker/dealers. The registered representatives are required to be authorized under applicable state regulations to sell Variable Life Insurance. The broker/dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker/dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 2 percent of premium and 3 percent of the monthly cost of insurance charge. Broker/dealers may also receive annual compensation of up to .20 percent of Accumulated Value less Policy Debt, depending upon the circumstances. This annual compensation will be computed and payable monthly. In addition, Security Benefit may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker/dealers with whom they are affiliated for selling Security Benefit's Policies. Compensation arrangements vary among broker/dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Security Benefit, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Security Benefit makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

                           MORE ABOUT SECURITY BENEFIT

MANAGEMENT

   The directors and officers of Security Benefit are listed below, together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636.

NAME AND POSITION                          PRINCIPAL OCCUPATION LAST FIVE YEARS


Howard R. Fricke                           Chairman of the Board, Chief
Chief Executive Officer and Director       Executive Officer and Director,
                                           Security Benefit Life Insurance
                                           Company from March 1988 to present.
                                           Chairman of the Board, President,
                                           Chief Executive Officer and Director,
                                           Security Benefit Life Insurance
                                           Company from February 1988 to March
                                           1998.


Thomas R. Clevenger                        Consultant, Investments, Wichita,
Director                                   Kansas since 1990; President, Fourth
P.O. Box 8514                              Financial Corporation, Topeka, Kansas
Wichita, KS 67208                          prior to 1990.

Sister Loretto Marie Colwell               President and Chief Executive
Director                                   Officer, St. Francis Hospital and
1700 SW 7th Street                         Medical Center, Topeka, Kansas since
Topeka, KS 66606                           1991; various senior management and
                                           marketing positions, St. James
                                           Community Hospital, Butte, Montana
                                           prior to 1991.

John C. Dicus                              Chairman of the Board, Capitol
Director                                   Federal Savings and Loan Association,
700 Kansas Avenue                          Topeka, Kansas.
Topeka, KS 66603

Steven J. Douglass                         President and Chief Executive
3231 E. 6th Street                         Officer, Payless ShoeSource, Inc.,
Topeka, KS 66607                           Topeka, Kansas, since April 1996;
                                           various senior management positions,
                                           May Department Stores, Inc., St.
                                           Louis, Missouri prior to 1996.

William W. Hanna                           Director, Chief Operating Officer and
Director                                   President, Koch Industries, Inc.,
P.O. Box 2256                              Wichita, Kansas.
Wichita, Kansas 67201

John E. Hayes                              Chairman of the Board, President and
Director                                   Chief Executive Officer, Western
818 Kansas Avenue                          Resources, Inc., Topeka, Kansas since
Topeka, KS 66612                           1989; Chairman, President and Chief
                                           Executive Officer, Southwestern Bell
                                           Telephone Company, Topeka, Kansas
                                           prior to 1989.

Laird G. Noller                            President, Noller Automotive Group,
Director                                   Topeka, Kansas.
2245 Topeka Boulevard
Topeka, KS 66611

Frank C. Sabatini                          Chairman of the Board, Capital City
Director                                   Bank, Topeka, Kansas.
120 SW 6th Street
Topeka, KS 66603

Robert C. Wheeler                          President, Hill's Pet Nutrition,
Director                                   Inc., Topeka, Kansas.
P.O. Box 148
Topeka, KS 66601


Kris A. Robbins                            President and Chief Operating
President and Chief Operating Officer      Officer, Security Benefit Life
                                           Insurance Company since March 1988;
                                           Executive Vice President and Chief
                                           Operating Officer, Security Benefit
                                           Life Insurance Company from July 1997
                                           to March 1998; various senior
                                           management positions, Providian
                                           Corp., Louisville, Kentucky from 1985
                                           to 1997.


T. Gerald Lee                              Senior Vice President,
Senior Vice President, Administration      Administration, Security Benefit Life
                                           Insurance Company since July 1989;
                                           Executive Vice President and Chief
                                           Operating Officer, Anchor National
                                           Life and Anchor National Financial
                                           Services, Phoenix, Arizona prior to
                                           July 1989.

Malcolm E. Robinson                        Senior Vice President and Assistant
Senior Vice President and                  to the President, Security Benefit
Assistant to the President                 Life Insurance Company.


Richard K Ryan                             Senior Vice President, Security
Senior Vice President,                     Benefit Life Insurance Company.
Product and Market Development


Donald J. Schepker                         Senior Vice President, Chief
Senior Vice President,                     Financial Officer and Treasurer,
Chief Financial Officer, and Treasurer     Security Benefit Life Insurance
                                           Company.

Roger K. Viola                             Senior Vice President, General
Senior Vice President,                     Counsel and Secretary, Security
General Counsel and Secretary              Benefit Life Insurance Company.

Donald E. Caum                             Senior Vice President and Chief
Senior Vice President and                  Marketing Officer, Security Benefit
Chief Marketing Officer                    Life Insurance Company since May
                                           1994; Senior Vice President, Sales
                                           and Marketing, Kemper Life Insurance
                                           Companies, Chicago, Illinois, from
                                           1990 to 1994; President and Chief
                                           Operating Officer, American Founders
                                           Life Insurance Company, Phoenix,
                                           Arizona, from 1989 to 1990.


James R. Schmank                           Senior Vice President, Security
Senior Vice President                      Benefit Life Insurance Company.

Venette K. Davis                           Senior Vice President, Market
Senior Vice President,                     Implementation, Security Benefit Life
Market Implementation                      Insurance Company.

J. Craig Anderson                          Senior Vice President, Human
Senior Vice President,                     Resources, Security Benefit Life
Human Resources                            Insurance Company from March 1998 to
                                           present; Vice President, Human
                                           Resources, Security Benefit Life
                                           Insurance Company, June 1996 to March
                                           1998; Vice President and Associate
                                           Counsel, Security Benefit Life
                                           Insurance Company, 1985 to June 1996.


OFFICERS AND DIRECTORS OF SBL WHO ARE ALSO CONNECTED WITH THE FUND OR ITS AFFILIATED PERSONS:

John D. Cleland                            Senior Vice President and Managing
                                           Member Representative, Security
                                           Management Company, LLC

James R. Schmank                           President and Managing Member
                                           Representative, Security Management
                                           Company, LLC

   No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Security Benefit or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION

   Security Benefit is subject to the laws of the State of Kansas governing insurance companies, and to regulation by the Commissioner of Insurance of the State of Kansas. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An Annual Statement in a prescribed form must be filed with the Kansas Commissioner of Insurance and with regulatory authorities of other states on or before March 1 in each year. This statement covers the operations of Security Benefit for the preceding year and its financial condition as of December 31 of that year. Security Benefit's affairs are subject to review and examination at any time by the Commissioner of Insurance or his or her agents, and subject to full examination of Security Benefit's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES

   A Policyowner may request a transfer of Accumulated Value and may request changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the Policy Account Number and the Owner's Tax Identification Number, and such instructions must be received on a recorded line.

   Telephone instructions received by Security Benefit by 3:00 p.m. Central time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with the Policyowner's instructions (presuming that the Free-Look Period has expired). Security Benefit reserves the right to deny any telephone transfer or request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Policyowners might not be able to request transfers and loans by telephone, and would have to submit written requests.

   By authorizing telephone transfers, a Policyowner authorizes Security Benefit to accept and act upon telephonic instructions for transfers involving the Policyowner's Policy, and agrees that neither Security Benefit, nor any of its affiliates will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected, provided that Security Benefit complied with its procedures. As a result of this policy on telephone requests, the Policyowner may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

   There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

   Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Security Benefit, its authority to issue the Policies under Kansas law, and the validity of the forms of the Policies under Kansas law have been passed on by Amy J. Lee, Associate General Counsel of Security Benefit.

REGISTRATION STATEMENT


   A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees and may also be obtained at the SEC's web site, http://www.sec.gov.


EXPERTS


   The Consolidated Financial Statements for Security Benefit Life Insurance Company at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and Security Varilife Account at December 31, 1997 and for each of the two years in the period ended December 31, 1997 appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon, appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


   Financial Statements for the Separate Account at December 31, 1997 and each of the two years in the period ended December 31, 1997 and the Consolidated Financial Statements of Security Benefit Life Insurance Company at December 31, 1997, and 1996 and for each of the three years in the period ended December 31, 1997, are set forth herewith starting on page 33. The most current financial statements of Security Benefit are those as of the end of the most recent fiscal year. Security Benefit does not prepare financial statements on a basis consistent with and comparable to its annual statements on an interim basis and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Security Benefit represents that there have been no adverse changes in the financial condition or operations of Security Benefit between the end of the most current fiscal year and the date of this Prospectus.


   The Financial Statements of Security Benefit should be distinguished from the Financial Statements of the Separate Account, and should be considered only as bearing upon the ability of Security Benefit to meet its obligations under the Policies.

                         Report of Independent Auditors

The Contract Owners of Security Varilife Separate Account and
The Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Security Varilife Separate Account (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Varilife Separate Account at December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 6, 1998

                       Security Varilife Separate Account
                                  Balance Sheet
                                December 31, 1997
            (DOLLARS IN THOUSANDS - EXCEPT PER SHARE AND UNIT VALUES)


ASSETS

Investments:

  SBL Fund:

    Series A (Growth Series) - 44,927 shares at net asset value of
      $29.39 per share (cost, $1,187)..................................   $1,320

    Series B (Growth-Income Series) - 6,689 shares at net asset value
      of $41.60 per share (cost, $262).................................      278

    Series C (Money Market Series) - 3,708 shares at net asset value
      of $12.53 per share (cost, $47)..................................       46

    Series D (Worldwide Equity Series) - 37,006 shares at net asset
      value of $6.14 per share (cost, $237)............................      227

    Series E (High Grade Income Series) - 7,043 shares at net asset
      value of $12.25 per share (cost, $85)............................       86

    Series J (Emerging Growth Series) - 10,429 shares at net asset
      value of $21.33 per share (cost, $198)...........................      222

    Series K (Global Aggressive Bond Series) - 2,400 shares at net
      asset value of $10.07 per share (cost, $24)......................       24

    Series M (Specialized Asset Allocation Series) - 4,656 shares at
      net asset value of $12.29 per share (cost, $54)..................       57

    Series N (Managed Asset Allocation Series) - 2,250 shares at net
      asset value of $13.88 per share (cost, $25)......................       31

    Series O (Equity Income Series) - 17,137 shares at net asset value
      of $17.62 per share (cost, $242).................................      302

    Series S (Social Awareness Series) - 1,101 shares at net asset
      value of $22.25 per share (cost, $22)............................       24
                                                                           -----
Total assets...........................................................   $2,617
                                                                           =====

NET ASSETS
Net assets are represented by (NOTE 3):

                                       NUMBER OF UNITS     UNIT VALUE     AMOUNT
                                       -----------------------------------------
Growth Series:
  Accumulation units..................     65,826            $20.06       $1,320

Growth-Income Series:
  Accumulation units..................     15,376             18.10          278

Money Market Series:
  Accumulation units..................      4,103             11.32           46

Worldwide Equity Series:
  Accumulation units..................     17,958             12.65          227

High Grade Income Series:
  Accumulation units..................      6,911             12.49           86

Emerging Growth Series:
  Accumulation units..................     13,733             16.20          222

Global Aggressive Bond Series:
  Accumulation units..................      1,937             12.48           24

Specialized Asset Allocation Series:
  Accumulation units..................      4,552             12.57           57

Managed Asset Allocation Series:
  Accumulation units..................      2,251             13.87           31

Equity Income Series:
  Accumulation units..................     17,299             17.46          302

Social Awareness Series:
  Accumulation units..................      1,384             17.70           24
                                                                           -----
Total net assets.......................                                   $2,617
                                                                           =====

SEE ACCOMPANYING NOTES.

                       Security Varilife Separate Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                 (IN THOUSANDS)

                                                                        GROWTH-     MONEY      WORLDWIDE     HIGH GRADE     EMERGING
                                                             GROWTH     INCOME      MARKET      EQUITY         INCOME        GROWTH
                                                             SERIES     SERIES      SERIES      SERIES         SERIES        SERIES
                                                             -----------------------------------------------------------------------
Dividend distributions....................................   $    5      $  5       $   3        $  4           $ 5           $  1
Expenses (Note 2):
  Mortality and expense risk fee..........................       (7)       (2)          -          (2)           (1)            (2)
  Administrative fee and insurance costs..................      (77)      (21)        (10)        (28)           (5)           (31)
                                                             -----------------------------------------------------------------------
Net investment gain (loss)................................      (79)      (18)         (7)        (26)           (1)           (32)

Capital gain distributions................................       49        13           -          10             -              5
Realized gain (loss) on investments.......................       43        11          (1)          8             -             15
Unrealized appreciation (depreciation) on investments.....       89        10           -         (13)            2             16
                                                             -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments....      181        34          (1)                        2             36
                                                             -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations..............................................      102        16          (8)        (21)            1              4
Net assets at beginning of year...........................      502       113          31         150            69            157
Variable account deposits (NOTES 2 AND 3).................      752       153         426         124            18            108
Terminations and withdrawals (NOTES 2 AND 3)..............      (36)       (4)       (403)        (26)           (2)           (47)
                                                             -----------------------------------------------------------------------
Net assets at end of year.................................   $1,320      $278       $  46        $227           $86           $222
                                                             =======================================================================

                                                               GLOBAL         SPECIALIZED       MANAGED ASSET    EQUITY     SOCIAL
                                                             AGGRESSIVE     ASSET ALLOCATION     ALLOCATION      INCOME    AWARENESS
                                                             BOND SERIES         SERIES            SERIES        SERIES     SERIES
                                                             -----------------------------------------------------------------------
Dividend distributions....................................      $ 2               $ 1               $ -          $  2        $ -
Expenses (Note 2):
  Mortality and expense risk fee..........................        -                 -                 -            (2)         -
  Administrative fee and insurance costs..................       (1)               (3)               (1)          (13)        (1)
                                                             -----------------------------------------------------------------------
Net investment gain (loss)................................        1                (2)               (1)          (13)        (1)

Capital gain distributions................................        1                 1                 -             3          1
Realized gain (loss) on investments.......................        -                 -                 -             4          -
Unrealized appreciation (depreciation) on investments.....       (1)                1                 4            46          2
                                                             -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments....        -                 2                 4            53          3
                                                             -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations..............................................        1                 -                 3            40          2
Net assets at beginning of year...........................       13                36                23           141         12
Variable account deposits (NOTES 2 AND 3).................       10                21                 5           121         13
Terminations and withdrawals (NOTES 2 AND 3)..............        -                 -                 -             -         (3)
                                                             =======================================================================
Net assets at end of year.................................      $24               $57               $31          $302        $24
                                                             =======================================================================

SEE ACCOMPANYING NOTES.

                       Security Varilife Separate Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1996
                                 (IN THOUSANDS)

                                                                        GROWTH-     MONEY      WORLDWIDE     HIGH GRADE     EMERGING
                                                             GROWTH     INCOME      MARKET      EQUITY         INCOME        GROWTH
                                                             SERIES     SERIES      SERIES      SERIES         SERIES        SERIES
                                                             -----------------------------------------------------------------------
Dividend distributions....................................   $  3        $  2       $   1        $  3           $ 3           $  -
Expenses (NOTE 2):
  Mortality and expense risk fee..........................     (3)         (1)         (1)         (1)            -             (1)
  Administrative fee and insurance costs..................    (31)        (10)         (7)         (9)           (4)           (15)
                                                             -----------------------------------------------------------------------
Net investment loss.......................................    (31)         (9)         (7)         (7)           (1)           (16)

Capital gains distributions...............................     19           9           -           3             -              4
Realized gain on investments..............................     14           5           3           2             -              2
Unrealized appreciation (depreciation) on investments.....     32          (3)         (1)          3            (3)             8
                                                             -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments....     65          11           2           8            (3)            14
                                                             -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations..............................................     34           2          (5)          1            (4)            (2)
Net assets at beginning of year...........................    201          61         143          17            39             53
Variable account deposits (NOTES 2 AND 3).................    278          57         401         133            34            112
Terminations and withdrawals (NOTES 2 AND 3)..............    (11)         (7)       (508)         (1)            -             (6)
                                                             -----------------------------------------------------------------------
Net assets at end of year.................................   $502        $113       $  31        $150           $69           $157
                                                             =======================================================================

                                                               GLOBAL         SPECIALIZED       MANAGED ASSET    EQUITY     SOCIAL
                                                             AGGRESSIVE     ASSET ALLOCATION     ALLOCATION      INCOME    AWARENESS
                                                             BOND SERIES         SERIES            SERIES        SERIES     SERIES
                                                             -----------------------------------------------------------------------
Dividend distributions....................................      $ 1               $ -               $ -          $  -        $ -
Expenses (NOTE 2):
  Mortality and expense risk fee..........................        -                 -                 -            (1)         -
  Administrative fee and insurance costs..................       (1)               (1)                -            (2)         -
                                                             -----------------------------------------------------------------------
Net investment loss.......................................        -                (1)                -            (3)         -

Capital gains distributions...............................        -                 -                 -             -          -
Realized gain on investments..............................        -                 -                 -             -          1
Unrealized appreciation (depreciation) on investments.....        1                 3                 2            14          -
                                                             -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments....        1                 3                 2            14          1
                                                             -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations..............................................        1                 2                 2            11          1
Net assets at beginning of year...........................        -                 1                 -             -          3
Variable account deposits (NOTES 2 AND 3).................       12                34                21           130         13
Terminations and withdrawals (NOTES 2 AND 3)..............        -                (1)                -             -         (5)
                                                             -----------------------------------------------------------------------
Net assets at end of year.................................      $13               $36               $23          $141        $12
                                                             =======================================================================

SEE ACCOMPANYING NOTES.

                       Security Varilife Separate Account
                          Notes to Financial Statements
                           December 31, 1997 and 1996


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. Deposits received by the Account are invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited may be invested in shares of Series A (Growth Series - emphasis on capital appreciation), Series B (Growth-Income Series - emphasis on capital appreciation with secondary emphasis on income), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of
principal),   Series  J   (Emerging   Growth   Series  -  emphasis   on  capital
appreciation), Series K (Global Aggressive Bond Series - emphasis on high current income with secondary emphasis on capital appreciation), Series M (Specialized Asset Allocation Series - emphasis on high total return consisting of capital appreciation and current income), Series N (Managed Asset Allocation Series - emphasis on high level of total return), Series O (Equity Income Series
- emphasis on substantial dividend income and capital appreciation) and Series S (Social Awareness Series - emphasis on capital appreciation).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC (SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., a wholly-owned subsidiary of SBL. SMC has engaged Lexington Management Corporation to provide sub-advisory services for the Worldwide Equity Series and Global Aggressive Bond Series, T. Rowe Price Associates, Inc. to provide sub-advisory services for the Managed Asset Allocation Series and the Equity Income Series and Meridian Investment Management Corporation to provide sub-advisory services for the Specialized Asset Allocation Series.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold were as follows:

                                            1997                   1996
                                    --------------------------------------------
                                     COST OF    PROCEEDS    COST OF    PROCEEDS
                                    PURCHASES  FROM SALES  PURCHASES  FROM SALES
                                    --------------------------------------------
                                                   (IN THOUSANDS)
Growth Series.......................  $847        $161       $312        $ 56
Growth-Income Series................   186          42         70          20
Money Market Series.................   436         420        426         543
Worldwide Equity Series.............   156          74        144          15
High Grade Income Series............    24           9         38           5
Emerging Growth Series..............   127          93        124          30
Global Aggressive Bond Series.......    14           2         13           1
Specialized Asset Allocation Series.    24           4         35           2
Managed Asset Allocation Series.....     5           1         22           1
Equity Income Series................   128          17        131           4
Social Awareness Series.............    17           7         14           6

REINVESTMENT OF DIVIDENDS

Dividend and capital gain distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Series. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  SECURITY VARILIFE SEPARATE ACCOUNT CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of .35% of the average daily net assets of each account. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .90% of the average daily net assets of each account.

A deduction for cost of insurance and cost of any riders also is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737 less the accumulated value at the beginning of the month. These charges amounted to $185,000 and $78,000 during 1997 and 1996, respectively.

When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

3.  SUMMARY OF UNIT TRANSACTIONS

                                                                    UNITS
                                                              ------------------
                                                              1997          1996
                                                              ------------------
                                                                (IN THOUSANDS)
Growth Series:
  Account deposits.........................................    40            19
  Terminations, withdrawals and expenses...................     6             3

Growth-Income Series:
  Account deposits.........................................    10             4
  Terminations, withdrawals and expenses...................     2             1

Money Market Series:
  Account deposits.........................................    38            37
  Terminations, withdrawals and expenses...................    37            48

Worldwide Equity Series:
  Account deposits.........................................    10            12
  Terminations, withdrawals and expenses...................     4             1

High Grade Income Series:
  Account deposits.........................................     2             3
  Terminations, withdrawals and expenses...................     1            --

Emerging Growth Series:
  Account deposits.........................................     7             9
  Terminations, withdrawals and expenses...................     5             2

Global Aggressive Bond Series:
  Account deposits.........................................     1             1
  Terminations, withdrawals and expenses...................    --            --

Specialized Asset Allocation Series:
  Account deposits.........................................     2             3
  Terminations, withdrawals and expenses...................    --            --

Managed Asset Allocation Series:
  Account deposits.........................................    --             2
  Terminations, withdrawals and expenses...................    --            --

Equity Income Series:
  Account deposits.........................................     8            10
  Terminations, withdrawals and expenses...................     1            --

Social Awareness Series:
  Account deposits.........................................     1             1
  Terminations, withdrawals and expenses...................    --            --

                         Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 6, 1998

            Security Benefit Life Insurance Company and Subsidiaries
                           Consolidated Balance Sheets


                                                             DECEMBER 31
                                                         1997           1996
                                                      --------------------------
                                                           (IN THOUSANDS)
ASSETS
Investments:
  Securities available-for-sale:
    Fixed maturities...............................   $1,650,324     $1,805,066
    Equity securities..............................      120,508         89,188
  Fixed maturities held-to-maturity................      452,411        528,045
  Mortgage loans...................................       64,251         66,611
  Real estate......................................        3,056          4,000
  Policy loans.....................................       85,758        106,822
  Cash and cash equivalents........................       30,896          8,310
  Other invested assets............................       42,395         40,531
                                                      --------------------------
Total investments..................................    2,449,599      2,648,573

Accrued investment income..........................       30,034         32,161
Accounts receivable................................        6,278          4,256
Reinsurance recoverable............................      408,096         92,197
Property and equipment, net........................       19,669         18,592
Deferred policy acquisition costs..................      159,441        216,918
Other assets.......................................       20,909         24,939
Separate account assets............................    3,716,639      2,802,927
                                                      --------------------------
                                                      $6,810,665     $5,840,563
                                                      ==========================
LIABILITIES AND EQUITY
Liabilities:
  Policy reserves and annuity account values.......   $2,439,713     $2,497,998
  Policy and contract claims.......................       10,955         10,607
  Other policyholder funds.........................       21,582         24,073
  Accounts payable and accrued expenses............       23,576         18,003
  Income taxes payable:
    Current........................................       10,960          6,686
    Deferred.......................................       58,261         54,847
  Long-term debt and other borrowings..............       65,000         65,000
  Other liabilities................................       29,098         11,990
  Separate account liabilities.....................    3,716,639      2,793,911
                                                      --------------------------
Total liabilities..................................    6,375,784      5,483,115

Equity:
  Retained earnings................................      409,432        357,927
  Unrealized gain (loss) on securities
    available-for-sale, net........................       25,449           (479)
                                                      --------------------------
Total equity.......................................      434,881        357,448
                                                      ==========================
                                                      $6,810,665     $5,840,563
                                                      ==========================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                        Consolidated Statements of Income


                                                YEAR ENDED DECEMBER 31
                                          1997            1996           1995
                                       -----------------------------------------
                                                 (IN THOUSANDS)
Revenues:
  Insurance premiums and other
    considerations..................    $ 24,640        $ 28,848       $ 49,608
  Net investment income.............     184,975         194,783        182,012
  Asset based fees..................      72,025          55,977         40,652
  Other product charges.............       9,163          10,470         10,412
  Realized gains (losses) on
    investments.....................       4,929            (244)         3,876
  Other revenues....................      21,389          24,391         22,164
                                       -----------------------------------------
Total revenues......................     317,121         314,225        308,724

Benefits and expenses:
  Annuity and interest sensitive
    life benefits:
      Interest credited to account
        balances....................     102,640         108,705        113,700
      Benefit claims in excess of
        account balances............       4,985           7,541          6,808
  Traditional life insurance
    benefits........................       3,966           6,474          7,460
  Supplementary contract payments...       9,660          11,121         11,508
  Increase in traditional life
    reserves........................       7,050           8,580         13,212
  Dividends to policyholders........       1,608           2,374          2,499
  Other benefits....................      19,699          20,790         22,379
                                       -----------------------------------------
Total benefits......................     149,608         165,585        177,566

Commissions and other operating
  expenses..........................      56,933          52,044         48,305
Amortization of deferred policy
  acquisition costs.................      26,179          25,930         26,628
Interest expense....................       5,305           4,285              7
Restructuring expenses..............       2,643             ---            ---
Other expenses......................       3,381           1,667          1,099
                                       -----------------------------------------
Total benefits and expenses.........     244,049         249,511        253,605
                                       -----------------------------------------

Income before income taxes..........      73,072          64,714         55,119
Income taxes........................      21,567          20,871         17,927
                                       -----------------------------------------
Net income..........................    $ 51,505        $ 43,843       $ 37,192
                                       =========================================
SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                  Consolidated Statements of Changes in Equity


                                              YEAR ENDED DECEMBER 31
                                          1997            1996           1995
                                       -----------------------------------------
                                                  (IN THOUSANDS)
Retained earnings:
  Beginning of year.................    $357,927        $314,084       $276,892
  Net income........................      51,505          43,843         37,192
                                       -----------------------------------------
  End of year.......................     409,432         357,927        314,084

Unrealized gain (loss) on securities
  available-for-sale, net:
    Beginning of year...............        (479)         11,607        (48,466)
    Change in unrealized gain
      (loss) on securities
      available-for-sale, net.......      25,928         (12,086)        60,073
                                       -----------------------------------------
    End of year.....................      25,449            (479)        11,607
                                       -----------------------------------------
Total equity........................    $434,881        $357,448       $325,691
                                       =========================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows


                                                YEAR ENDED DECEMBER 31
                                          1997            1996           1995
                                       -----------------------------------------
                                                    (IN THOUSANDS)
OPERATING ACTIVITIES
Net income..........................   $  51,505       $  43,843      $  37,192
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Annuity and interest sensitive
      life products:
        Interest credited to account
          balances..................     102,640         108,705        113,700
        Charges for mortality and
          administration............     (10,582)        (13,115)       (16,585)
  (Decrease) increase in traditional
    life policy reserves............      (3,101)         10,697          2,142
  Decrease (increase) in accrued
    investment income...............       2,127          (1,538)        (4,573)
  Policy acquisition costs deferred.     (37,999)        (36,865)       (33,021)
  Policy acquisition costs amortized      26,179          25,930         26,628
  Accrual of discounts on
    investments.....................      (2,818)         (3,905)        (3,421)
  Amortization of premiums on
    investments.....................       9,138          11,284          9,782
  Depreciation and amortization.....       3,959           3,748          3,750
  Other.............................      (8,444)         (3,379)        (4,225)
                                       -----------------------------------------
Net cash provided by operating
  activities........................     132,604         145,405        131,369

INVESTING ACTIVITIES
Sale, maturity or repayment of
  investments:
    Fixed maturities
      available-for-sale............     368,901         870,240        517,480
    Fixed maturities
      held-to-maturity..............     124,013          58,874         59,873
    Equity securities
      available-for-sale............      48,495           3,643         10,242
    Mortgage loans..................       3,739          12,545         23,248
    Real estate.....................         946           2,935          3,173
    Short-term investments..........         ---          20,069        229,871
    Separate account assets.........       9,180           5,214              -
    Other invested assets...........       7,865           6,224         22,839
                                       -----------------------------------------
                                         563,139         979,744        866,726
Acquisition of investments:
  Fixed maturities
    available-for-sale..............    (219,736)       (936,376)      (591,121)
  Fixed maturities held-to-maturity.      (1,188)        (52,422)      (125,276)
  Equity securities
    available-for-sale..............     (67,004)        (68,222)        (7,500)
  Mortgage loans....................      (1,447)         (4,538)        (4,179)
  Real estate.......................        (712)         (2,637)        (1,511)
  Short-term investments............         ---         (19,070)      (180,259)
  Separate account assets...........         ---             ---        (12,000)
  Other invested assets.............      (7,518)         (3,712)       (31,861)
  Purchase of property and equipment      (4,144)         (1,879)        (2,036)
  Net increase in policy loans......      (8,654)         (6,370)        (8,058)
  Net cash transferred per
    coinsurance agreement...........    (218,043)            ---        (16,295)
                                       -----------------------------------------
Net cash provided by (used in)
  investing activities..............      34,693        (115,482)      (113,370)

FINANCING ACTIVITIES
Issuance of long-term debt..........         ---          65,000            ---
Annuity and interest sensitive
  life products:
    Deposits credited to account
      balances......................     167,517         202,129        234,321
    Withdrawals from account
      balances......................    (312,228)       (305,530)      (251,647)
                                       -----------------------------------------
Net cash used in financing
  activities........................    (144,711)        (38,401)       (17,326)
                                       -----------------------------------------
Increase (decrease) in cash and cash
  equivalents.......................      22,586          (8,478)           673
Cash and cash equivalents at
  beginning of year.................       8,310          16,788         16,115
                                       =========================================
Cash and cash equivalents at end of
  year..............................   $  30,896       $   8,310      $  16,788
                                       =========================================

SUPPLEMENTAL DISCLOSURES OF CASH
  FLOW INFORMATION
Cash paid during the year for:
  Interest..........................   $   5,307       $   2,966      $     120
                                       =========================================
  Income taxes......................   $  27,920       $  16,213      $  11,551
                                       =========================================
SUPPLEMENTAL DISCLOSURES OF NONCASH
  INVESTING AND FINANCING ACTIVITIES
Conversion of mortgage loans to real
  estate owned......................   $     ---       $     844      $     ---
                                       =========================================
SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            Security Benefit Life Insurance Company and Subsidiaries
                   Notes to Consolidated Financial Statements
                                December 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

   The Company intends to modify its organizational structure by forming a Kansas mutual holding company to be named Security Benefit Mutual Holding Company. The Company will convert to a stock life insurance company and continue to operate under its current name. All capital stock shares of the reorganized stock life insurance company will be issued to and owned by a newly created intermediate stock holding company Security Benefit Corporation. Initially, Security Benefit Mutual Holding Company will own all of the voting stock of Security Benefit Corporation. Kansas law requires that Security Benefit Mutual Holding Company hold at least 51% of the outstanding voting stock of the stock life insurance company (except to the extent qualifying shares are required by the Kansas Insurance Code to be held by directors of an insurance company admitted and authorized to do business in Kansas). The conversion plan is subject to approval of the Kansas Insurance Department and the policyholders of the Company.

BASIS OF PRESENTATION

   The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and its wholly-owned subsidiaries, including Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

   The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS

   Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with any unrealized gain or loss, net of deferred policy acquisition costs (DPAC) and deferred income taxes, reported as a separate component of equity. The DPAC offsets to the unrealized gain or loss represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

   Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are classified as available-for-sale and stated at fair value. Mortgage loans and short-term investments are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method.

   The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

   Such derivative financial instruments are for purposes other than trading and classified as available-for-sale in accordance with Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a separate component of equity.

DEFERRED POLICY ACQUISITION COSTS

   To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of traditional life insurance, interest sensitive life and deferred annuity business have been deferred.

   Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

   For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

CASH EQUIVALENTS

   For  purposes  of  the  statement  of  cash  flows,  the  Company   considers
certificates of deposits with original maturities of 90 days or less to be cash equivalents.

PROPERTY AND EQUIPMENT

   Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

SEPARATE ACCOUNTS

   The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

   Liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

   Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.8% to 7.25% during 1997, 3.5% to 7.25% during 1996 and 4% to 7.75% during
1995.

INCOME TAXES

   Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

RECOGNITION OF REVENUES

   Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

RESTRUCTURING EXPENSES

   Restructuring expenses include costs relating to the mutual holding company conversion and termination benefits provided to certain associates under an early retirement program.

FAIR VALUES OF FINANCIAL INSTRUMENTS

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and cash equivalents: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for fixed maturities are based on quoted market prices, if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

   Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

   Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2.  INVESTMENTS

   Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1997 and 1996 is as follows:

                                                                         DECEMBER 31, 1997
                                                      -------------------------------------------------------
                                                                       GROSS          GROSS
                                                       AMORTIZED     UNREALIZED     UNREALIZED
                                                         COST          GAINS          LOSSES       FAIR VALUE
                                                      -------------------------------------------------------
AVAILABLE-FOR-SALE                                                        (IN THOUSANDS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies........   $  214,088      $ 3,313        $   ---       $  217,401
Obligations of states and political subdivisions...       23,753        1,320              8           25,065
Special revenue and assessment.....................          255           45            ---              300
Corporate securities...............................      742,123       27,986          1,674          768,435
Mortgage-backed securities.........................      510,991       11,429          2,137          520,283
Asset-backed securities............................      117,907        1,030             97          118,840
                                                      -------------------------------------------------------
Totals.............................................   $1,609,117      $45,123        $ 3,916       $1,650,324
                                                      =======================================================
Equity securities..................................   $  109,763      $11,220        $   475       $  120,508
                                                      =======================================================

HELD-TO-MATURITY
Obligations of states and political subdivisions...   $   74,802      $ 2,094        $    30       $   76,866
Corporate securities...............................      108,609        5,295            201          113,703
Mortgage-backed securities.........................      227,131        2,725            364          229,492
Asset-backed securities............................       41,869          297              1           42,165
                                                      -------------------------------------------------------
Totals.............................................   $  452,411      $10,411        $   596       $  462,226
                                                      =======================================================

                                                                         DECEMBER 31, 1996
                                                      -------------------------------------------------------
                                                                       GROSS          GROSS
                                                       AMORTIZED     UNREALIZED     UNREALIZED
                                                         COST          GAINS          LOSSES       FAIR VALUE
                                                      -------------------------------------------------------
AVAILABLE-FOR-SALE                                                        (IN THOUSANDS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies........   $  173,884      $   414        $ 1,431       $  172,867
Obligations of states and political subdivisions...       23,244          361            705           22,900
Special revenue and assessment.....................          330          ---            ---              330
Corporate securities...............................      863,124       13,758         18,651          858,231
Mortgage-backed securities.........................      627,875        9,091          9,308          627,658
Asset-backed securities............................      122,523          832            275          123,080
                                                      -------------------------------------------------------
Totals.............................................   $1,810,980      $24,456        $30,370       $1,805,066
                                                      =======================================================
Equity securities..................................   $   86,991      $ 2,422        $   225       $   89,188
                                                      =======================================================

HELD-TO-MATURITY
Obligations of states and political subdivisions...   $   81,791      $   463        $ 1,036       $   81,218
Special revenue and assessment.....................          420          ---            ---              420
Corporate securities...............................      128,487        2,003          1,830          128,660
Mortgage-backed securities.........................      264,155        2,121          1,347          264,929
Asset-backed securities............................       53,192          382             97           53,477
                                                      -------------------------------------------------------
Totals.............................................   $  528,045      $ 4,969        $ 4,310       $  528,704
                                                      =======================================================

   The change in the Company's unrealized gain (loss) on fixed maturities was $56,277,000, $(51,773,000) and $220,048,000 during 1997, 1996 and 1995, respectively; the corresponding amounts for equity securities were $8,588,000, $1,595,000 and $1,034,000 during 1997, 1996 and 1995, respectively.

   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                              AVAILABLE-FOR-SALE             HELD-TO-MATURITY
                                           ------------------------------------------------------
                                           AMORTIZED                     AMORTIZED
                                             COST         FAIR VALUE       COST        FAIR VALUE
                                           ------------------------------------------------------
                                                               (IN THOUSANDS)
Due in one year or less.................   $   33,328     $   33,578     $    ---       $    ---
Due after one year through five years...      202,757        206,870        6,821          6,947
Due after five years through 10 years...      455,242        466,263       37,726         38,995
Due after 10 years......................      288,892        304,490      138,864        144,627
Mortgage-backed securities..............      510,991        520,283      227,131        229,492
Asset-backed securities.................      117,907        118,840       41,869         42,165
                                           ------------------------------------------------------
                                           $1,609,117     $1,650,324     $452,411       $462,226
                                           ======================================================

   Major categories of net investment income for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                               1997          1996         1995
                                             -----------------------------------
                                                       (IN THOUSANDS)

Interest on fixed maturities..............   $167,646      $174,592     $165,684
Dividends on equity securities............      7,358         5,817        1,309
Interest on mortgage loans ...............      6,017         6,680        7,876
Interest on policy loans..................      6,282         6,372        5,927
Interest on short-term investments........      2,221         1,487        2,625
Other.....................................       (166)        4,199        2,740
                                             -----------------------------------
Total investment income...................    189,358       199,147      186,161
Investment expenses.......................      4,383         4,364        4,149
                                             -----------------------------------
Net investment income.....................   $184,975      $194,783     $182,012
                                             ===================================

   Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                               1997         1996         1995
                                             ----------------------------------
                                                       (IN THOUSANDS)

Proceeds from sales.......................   $333,498     $393,189     $310,590
Gross realized gains......................     11,889        9,407        5,901
Gross realized losses.....................      6,640        9,723        3,361

   Net realized gains (losses) for the years ended December 31, 1997, 1996 and 1995 consist of the following:

                                                  1997         1996        1995
                                                 -------------------------------
                                                            (IN THOUSANDS)

Fixed maturities..............................   $  861      $(1,329)     $1,805
Equity securities.............................    4,388        1,013         735
Other.........................................     (320)          72       1,336
                                                 -------------------------------
Total realized gains (losses).................   $4,929      $  (244)     $3,876
                                                 ===============================

   There were no deferred losses at December 31, 1997, and $2.2 million at December 31, 1996, resulting from terminated and expired futures contracts. These are included in fixed maturities and amortized as an adjustment to net investment income. There were no outstanding agreements to sell securities at December 31, 1997 or 1996.

   The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1997 is as follows:

                QUALITY RATING        CARRYING AMOUNT        %
              -------------------     ---------------     -------
                                      (IN THOUSANDS)

              AAA                       $1,024,624         48.73%
              AA                           161,469          7.68
              A                            396,387         18.85
              BBB                          329,371         15.66
              Noninvestment grade          190,884          9.08
                                        ----------        -------
                                        $2,102,735        100.00%
                                        ==========        =======

   The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1997 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3.  EMPLOYEE BENEFIT PLANS

   Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

   Pension cost for the plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                                1997         1996         1995
                                              ----------------------------------
                                                          (IN THOUSANDS)

Service cost...............................   $   641      $   670      $   528
Interest cost..............................       721          587          508
Actual return on plan assets...............    (1,892)      (1,064)      (1,568)
Net amortization and deferral..............       990          284          900
Termination benefits.......................     1,539          ---          ---
                                              ----------------------------------
Net pension cost...........................   $ 1,999      $   477      $   368
                                              ==================================

   The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                               DECEMBER 31
                                                            1997          1996
                                                          ----------------------
                                                              (IN THOUSANDS)
Actuarial present value of benefit obligations:
  Vested benefit obligation............................   $ (8,191)     $(6,059)
  Non-vested benefit obligation........................       (865)        (202)
                                                          ----------------------
  Accumulated benefit obligation.......................     (9,056)      (6,261)
  Excess of projected benefit obligation over
    accumulated benefit obligation.....................     (3,431)      (2,961)
                                                          ----------------------
  Projected benefit obligation.........................    (12,487)      (9,222)
Plan assets, at fair market value......................     11,279       10,085
                                                          ----------------------
Plan assets greater than (less than) projected
  benefit obligation...................................     (1,208)         863

Unrecognized net loss..................................      1,819        1,007
Unrecognized prior service cost........................        642          700
Unrecognized net asset established at the date
  of initial application...............................     (1,657)      (1,841)
                                                          ----------------------
Net (accrued) prepaid pension cost.....................   $   (404)     $   729
                                                          ======================

Assumptions were as follows:

                                                            1997    1996    1995
                                                            --------------------

Weighted average discount rate...........................   7.25%   7.75%   7.5%
Weighted average rate of increase in compensation for
  participants age 45 and older..........................   4.5     4.5     4.5
Weighted average expected long-term return on plan assets   9.0     9.0     9.0

   Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1997. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

   In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

   Retiree medical care and life insurance cost for the total plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in NOTE 4.

                                                         1997      1996     1995
                                                         -----------------------
                                                             (IN THOUSANDS)

Service cost..........................................   $155      $157     $151
Interest cost.........................................    291       280      305
Net amortization......................................    (32)      ---      ---
Termination benefits..................................    372       ---      ---
                                                         -----------------------
                                                         $786      $437     $456
                                                         =======================

   The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                             1997         1996
                                                           ---------------------
                                                              (IN THOUSANDS)
Accumulated postretirement benefit obligation:
  Retirees..............................................   $(2,595)     $(2,498)
Active participants:
  Retirement eligible...................................      (666)        (568)
  Others................................................    (1,100)      (1,023)
                                                           ---------------------
                                                            (4,361)      (4,089)
Unrecognized net gain...................................      (692)        (348)
                                                           ---------------------
Accrued postretirement benefit cost.....................   $(5,053)     $(4,437)
                                                           =====================

   The annual assumed rate of increase in the per capita cost of covered benefits is 9% for 1997 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $201,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1997 by $55,000.

   The discount rate used in determining the accumulated postretirement benefit obligation was 7.25%, 7.75% and 7.5% at December 31, 1997, 1996 and 1995,
respectively.

   The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,857,000, $1,783,000 and $1,567,000 for 1997, 1996 and 1995, respectively.

4.  REINSURANCE

   The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1997 and 1996 was $7.4 billion and $4 billion, respectively.

   Principal reinsurance transactions for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                   1997        1996        1995
                                                  ------------------------------
                                                          (IN THOUSANDS)
Reinsurance ceded:
  Premiums paid................................   $33,872     $25,442     $5,305
                                                  ==============================
  Commissions received.........................   $ 4,636     $ 4,669     $  230
                                                  ==============================
  Claim recoveries.............................   $14,581     $ 5,235     $3,089
                                                  ==============================

   In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1997 and 1996, the Company had established a receivable totaling $408,096,000 and $92,197,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

   In 1997, the Company transferred, though a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14,625,000 which is deferred in other liabilities and amortized to income over the estimated life of the business transferred.

   In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1997, the Company believes adequate provision has been made for such losses.

5.  INCOME TAXES

   The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

   Income tax expense consists of the following for the years ended December 31, 1997, 1996 and 1995:

                                                 1997         1996         1995
                                               ---------------------------------
                                                        (IN THOUSANDS)

Current.....................................   $ 32,194      $12,528     $15,200
Deferred....................................    (10,627)       8,343       2,727
                                               ---------------------------------
                                               $ 21,567      $20,871     $17,927
                                               =================================

   The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

   Net deferred tax assets or liabilities consist of the following:

                                                                 DECEMBER 31
                                                              1997        1996
                                                             -------------------
                                                                  (IN THOUSANDS)
Deferred tax assets:
  Future policy benefits..................................   $ 9,869     $20,487
  Net unrealized depreciation on securities
    available-for-sale....................................       ---       1,409
  Guaranty fund assessments...............................     1,250       1,400
  Employee benefits.......................................     6,487       4,852
  Deferred gain on coinsurance agreement..................     4,970         ---
  Other...................................................     7,497       4,620
                                                             -------------------
Total deferred tax assets.................................    30,073      32,768

Deferred tax liabilities:
  Deferred policy acquisition costs.......................    53,173      69,647
  Net unrealized appreciation on securities
    available-for-sale....................................    18,115         ---
  Deferred gain on investments............................     8,378      10,446
  Depreciation............................................     1,935       2,061
  Other...................................................     6,733       5,461
                                                             -------------------
Total deferred tax liabilities............................    88,334      87,615
                                                             -------------------
Net deferred tax liabilities..............................   $58,261     $54,847
                                                             ===================

6.  CONDENSED FAIR VALUE INFORMATION

   SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

   SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                         DECEMBER 31, 1997         DECEMBER 31, 1996
                                      -----------------------   -----------------------
                                       CARRYING                  CARRYING
                                        AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                      -----------------------   -----------------------
                                                       (IN THOUSANDS)
Investments:
  Mortgage loans...................   $   64,251   $   66,454   $   66,611   $   69,004
  Policy loans.....................       85,758       85,993      106,822      108,685

Liabilities:
  Supplementary contracts
    without life contingencies.....       29,890       30,189       33,225       33,803
  Individual and group annuities...    1,894,605    1,713,509    1,942,697    1,767,692
  Long-term debt...................       65,000       71,793       65,000       67,683

7.  COMMITMENTS AND CONTINGENCIES

   The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,018,000, $1,108,000 and $802,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company has aggregate future lease commitments at December 31, 1997 of $3,906,000 for noncancelable operating leases consisting of $1,158,000 in 1998, $1,026,000 in 1999, $940,000 in 2000, $782,000 in 2001. There are no
noncancelable lease commitments beyond 2001.

   In 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

   In connection with its investments in low income housing partnerships, the Company is committed to invest additional capital of $4,008,000 and $9,190,000 in 1998 and 1999, respectively.

   Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1997. Additional accruals in the amount of $1,574,000 and $2,302,000 were recorded during 1996 and 1995, respectively. At December 31, 1997, the Company has reserved $3,573,000 to cover current and estimated future assessments, net of related premium tax credits.

8.  LONG-TERM DEBT AND OTHER BORROWINGS

   The Company has a $61.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1997 and 1996.

   In February 1996, the Company negotiated three separate $5 million advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

   In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance
Commissioner   and  only  out  of  surplus  funds  that  the  Kansas   Insurance
Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.  RELATED PARTY TRANSACTIONS

   The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $85,950,000 and $60,559,000 at December 31, 1997 and 1996, respectively.

10.  ASSETS HELD IN SEPARATE ACCOUNTS

Separate account assets were as follows:

                                                             DECEMBER 31,
                                                          1997           1996
                                                       -------------------------
                                                            (IN THOUSANDS)
Premium and annuity considerations for the variable
  annuity products and variable universal life
  product for which the contractholder, rather
  than the Company, bears the investment risk.......   $3,716,639     $2,793,911
Assets of the separate accounts owned by the
  Company, at fair value............................          ---          9,016
                                                       -------------------------
                                                       $3,716,639     $2,802,927
                                                       =========================

11.  STATUTORY INFORMATION

   The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of
Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insurance operations are $382,005,000 and $286,689,000 at December 31, 1997 and 1996, respectively.

12.  IMPACT OF YEAR 2000 (UNAUDITED)

   Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

   The Company has completed an assessment of its systems which will need to be modified or replaced to function properly in the year 2000. Based on this assessment, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements. The Company has been in the process of converting existing products to a new administration system during the past few years, and all new products during this conversion period have been placed on the new system.

   The modification or replacement of the Company's computer systems not currently year 2000 ready is estimated to be completed not later than March 31, 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software and conversions to new software, the year 2000 issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made or are not completed timely, the year 2000 issue could have a material impact on the operations of the Company.

   The Company has initiated formal communications with significant third parties which provide the Company with information to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to solve their own year 2000 issues. There is no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems. However, third-party vendors of the Company's primary administrative systems have represented to the Company that the systems are or will be year 2000 ready.

   The costs of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved, and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to convert to year 2000 ready systems and similar uncertainties.

                                    APPENDIX

                            DEATH BENEFIT PERCENTAGES


AGE    PERCENTAGE    AGE   PERCENTAGE    AGE   PERCENTAGE     AGE    PERCENTAGE
0-40      250%       50       185%       60       130%        70        115%
 41       243        51       178        61       128         71        113
 42       236        52       171        62       126         72        111
 43       229        53       164        63       124         73        109
 44       222        54       157        64       122         74        107
 45       215        55       150        65       120        75-90      105
 46       209        56       146        66       119         91        104
 47       203        57       142        67       118         92        103
 48       197        58       138        68       117         93        102
 49       191        59       134        69       116         94        101

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                  700 SW HARRISON STREET, TOPEKA, KANSAS 66636

                             SECURITY ELITE BENEFIT
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  IMPORTANT INFORMATION ABOUT THIS ILLUSTRATION


   Security Elite Benefit is a flexible premium variable life insurance policy offered by Security Benefit. Under the policy, net premiums and Accumulated Value may be allocated among eleven underlying investment accounts ("Variable Accounts") and the Fixed Account of Security Benefit.

   THE PURPOSE OF THIS ILLUSTRATION IS TO SHOW HOW THE PERFORMANCE OF THE VARIABLE ACCOUNTS COULD AFFECT THE DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES OF A HYPOTHETICAL POLICY OVER AN EXTENDED PERIOD OF TIME ASSUMING HYPOTHETICAL RATES OF RETURN EQUIVALENT TO CONSTANT GROSS ANNUAL RATES OF 0%, 6% AND 12% (AFTER ANY DEDUCTION FOR EXPENSES AND CHARGES SHOWN BELOW).

   The rates of return shown on these tables are hypothetical and should not be deemed a representation of past rates of return, or a projection or prediction of future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the premium allocation chosen by the Policyowner. The policies illustrated include the following:

1. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges (page 63).

2. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges (page 64).

3. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges (page 65).

4. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges (page 66).

   The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

   The fourth column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount that would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. These illustrations assume that no policy loans have been made. No representation can be made by Security Benefit that the assumed rates of return can be achieved for any one year or sustained over any period of time. These illustrations assume that all premiums are paid when due and that no policy loans have been made. A POLICY MAY LAPSE DUE TO INSUFFICIENT PREMIUMS, EXCESSIVE LOANS OR WITHDRAWALS, OR POOR FUND PERFORMANCE.

   The amounts shown for the Death Benefits and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Accounts, including "Current" or "Guaranteed" daily mortality and expense risk charges. (The "Current" mortality and expense charge is equal to an annual rate of .90% of the average daily net assets of each Account in the first ten Policy Years and .70% thereafter, and the "Guaranteed" rate is .90% for all Policy Years. The "Current" administrative charge is equal to an annual rate of .35% in the first ten Policy Years and .25% thereafter, and the "Guaranteed" rate is .35% in all Policy Years.) These values also take into account the following: (i) a premium load of 2.5%, although the premium load may be more or less than this amount depending on the state in which the policy is issued; and, (ii) a "Current" or "Guaranteed" monthly charge for cost of insurance. (The illustrations based on "CURRENT COST OF INSURANCE RATE AND CURRENT MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES" assume that the charges currently assessed by Security Benefit are charged throughout the life of the policy. The illustrations based on "GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES" assume that the maximum monthly charges permitted under the policy are assessed throughout the life of the policy). In addition, the values reflect other charges that are paid by the underlying Fund in which the Accounts invest, including investment advisory fees, which are indirectly borne by the Accounts. The expenses of the Fund are not fixed or specified under the terms of the policy and are described in the Fund Prospectus. The expenses of the Fund are assumed to be equal to an annual rate of .90% of the aggregate average daily net assets of the Fund. The amounts shown would differ if unisex rates were used or if the insured were female and female rates were used. The

                 THIS ILLUSTRATION IS VALID ONLY AS PART OF THE
                  PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 1 of 6
--------------------------------------------------------------------------------
amounts would also differ if the insured were a tobacco user and standard rates were used.


   The total Fund expense of .90% is an estimated average expense of the expenses associated with the Series available under the Policy. For the year ended December 31, 1997, the total expenses of each Series of the Fund were the following percentages of the average daily net assets of the Series: 0.81% for Series A, 0.83% for Series B; 0.58% for Series C; 1.24% for Series D; 0.83% for Series E; 0.82% for Series J; .64% for Series K; 1.26% for Series M; 1.35% for
Series N; 1.09% for Series O; and 0.83% for Series S. Accordingly, existing Series, which have lower expenses, were given more weight in determining the amount of the Fund's assumed expenses than were the new Series which have higher expenses. The estimated Fund expense of .90% may be more or less than the Fund expenses incurred depending on the actual expenses of the Series underlying the Variable Account to which Accumulated Value is allocated.


   After deductions of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.14%, 3.73%, and 9.60% in the tables based on guaranteed charges. In the tables based on current charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.14%, 3.73%, and 9.60% in the first ten Policy Years and -1.84%, 4.05% and 9.94% thereafter. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Security Benefit is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Net Cash Surrender Values illustrated.

   This illustration reflects Security Benefit's current interpretation of Internal Revenue Code Section 7702 and 7702A and may not reflect a Policyowner's actual tax consequences. Based upon comparison of annual premium and future benefits under our current interpretation, this policy will not be subject to tax treatment as a modified endowment contract if the premiums as illustrated are paid when scheduled. The tests were done based on the values under the illustration bases. Tests done under other bases may produce different results. It is suggested that a Policyowner consult his or her professional tax advisor regarding the interpretation of the current and proposed tax laws. Additional information about the policy, including a description of death benefits, transfers, partial withdrawal benefits, and policy loans, is contained under "Summary of the Policy" and "The Policy" in this prospectus.

   We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, gender (unless unisex rates apply), Underwriting Class, Rating Class, Specified Amount, Death Benefit Option and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Series of the Fund in which the Variable Account invests.

                 THIS ILLUSTRATION IS VALID ONLY AS PART OF THE
                  PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 2 of 6
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:          Male, Age 40, Preferred
Initial Specified Amount:  $750,000, Option A
Initial Annual Premium:    $10,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                              0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                             ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                             ------------------------     ------------------------     ------------------------
                                TOTAL
                              PREMIUMS
END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
POLICY           ANNUAL       INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER        DEATH
 YEAR     AGE   PREMIUMS        AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE         BENEFIT
------    ---   --------      ---------      ---------       -------      ---------      -------       ---------       -------
   1      41      $10,000       $10,500        $9,016        $750,000       $9,572       $750,000         $10,128      $750,000
   2      42      $10,000       $21,525       $16,720        $750,000      $18,349       $750,000         $20,043      $750,000
   3      43      $10,000       $33,101       $24,277        $750,000      $27,473       $750,000         $30,936      $750,000
   4      44      $10,000       $45,256       $31,689        $750,000      $36,961       $750,000         $42,901      $750,000
   5      45      $10,000       $58,019       $38,959        $750,000      $46,824       $750,000         $56,046      $750,000

   6      46      $10,000       $71,420       $46,089        $750,000      $57,080       $750,000         $70,487      $750,000
   7      47      $10,000       $85,491       $53,084        $750,000      $67,742       $750,000         $86,350      $750,000
   8      48      $10,000      $100,266       $59,944        $750,000      $78,828       $750,000        $103,777      $750,000
   9      49      $10,000      $115,779       $66,672        $750,000      $90,353       $750,000        $122,921      $750,000
  10      50      $10,000      $132,068       $73,272        $750,000     $102,337       $750,000        $143,951      $750,000

  11      51      $10,000      $149,171       $79,990        $750,000     $115,147       $750,000        $167,564      $750,000
  12      52      $10,000      $167,130       $86,600        $750,000     $128,506       $750,000        $193,583      $750,000
  13      53      $10,000      $185,986       $93,102        $750,000     $142,437       $750,000        $222,253      $750,000
  14      54      $10,000      $205,786       $99,500        $750,000     $156,966       $750,000        $253,844      $750,000
  15      55      $10,000      $226,575      $105,793        $750,000     $172,117       $750,000        $288,653      $750,000

  16      56      $10,000      $248,404      $111,985        $750,000     $187,918       $750,000        $327,010      $750,000
  17      57      $10,000      $271,324      $118,077        $750,000     $204,395       $750,000        $369,273      $750,000
  18      58      $10,000      $295,390      $124,071        $750,000     $221,579       $750,000        $415,843      $750,000
  19      59      $10,000      $320,660      $129,967        $750,000     $239,500       $750,000        $467,158      $750,000
  20      60      $10,000      $347,193      $135,768        $750,000     $258,188       $750,000        $523,701      $750,000

  20      60      $10,000      $347,193      $135,768        $750,000     $258,188       $750,000        $523,701      $750,000
  25      65      $10,000      $501,135      $162,493        $750,000     $363,676       $750,000        $903,372    $1,102,114
  30      70      $10,000      $697,609      $182,990        $750,000     $491,363       $750,000      $1,510,659    $1,752,365

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
                 THIS ILLUSTRATION IS VALID ONLY AS PART OF THE
                  PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 3 of 6
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:          Male, Age 40, Preferred
Initial Specified Amount:  $750,000, Option A
Initial Annual Premium:    $10,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                              0% HYPOTHETICAL GROSS        6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                             ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                             ------------------------     ------------------------     ------------------------
                                TOTAL
                               PREMIUMS
END OF                         PAID PLUS     NET CASH                     NET CASH                     NET CASH
POLICY             ANNUAL      INTEREST      SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER        DEATH
 YEAR     AGE     PREMIUMS       AT 5%         VALUE         BENEFIT        VALUE        BENEFIT         VALUE         BENEFIT
------    ---     --------     ---------     ---------       -------      ---------      -------       ---------       -------
   1      41      $10,000       $10,500        $7,804        $750,000       $8,321       $750,000          $8,840      $750,000
   2      42      $10,000       $21,525       $15,329        $750,000      $16,840       $750,000         $18,413      $750,000
   3      43      $10,000       $33,101       $22,576        $750,000      $25,558       $750,000         $28,789      $750,000
   4      44      $10,000       $45,256       $29,538        $750,000      $34,474       $750,000         $40,036      $750,000
   5      45      $10,000       $58,019       $36,210        $750,000      $43,586       $750,000         $52,232      $750,000

   6      46      $10,000       $71,420       $42,580        $750,000      $52,883       $750,000         $65,454      $750,000
   7      47      $10,000       $85,491       $48,641        $750,000      $62,365       $750,000         $79,799      $750,000
   8      48      $10,000      $100,266       $54,390        $750,000      $72,030       $750,000         $95,373      $750,000
   9      49      $10,000      $115,779       $59,815        $750,000      $81,872       $750,000        $112,290      $750,000
  10      50      $10,000      $132,068       $64,905        $750,000      $91,885       $750,000        $130,676      $750,000

  11      51      $10,000      $149,171       $69,634        $750,000     $102,050       $750,000        $150,664      $750,000
  12      52      $10,000      $167,130       $73,974        $750,000     $112,342       $750,000        $172,395      $750,000
  13      53      $10,000      $185,986       $77,888        $750,000     $122,734       $750,000        $196,029      $750,000
  14      54      $10,000      $205,786       $81,336        $750,000     $133,190       $750,000        $221,744      $750,000
  15      55      $10,000      $226,575       $84,281        $750,000     $143,684       $750,000        $249,750      $750,000

  16      56      $10,000      $248,404       $86,683        $750,000     $154,183       $750,000        $280,286      $750,000
  17      57      $10,000      $271,324       $88,507        $750,000     $164,661       $750,000        $313,634      $750,000
  18      58      $10,000      $295,390       $89,731        $750,000     $175,107       $750,000        $350,130      $750,000
  19      59      $10,000      $320,660       $90,300        $750,000     $185,481       $750,000        $390,140      $750,000
  20      60      $10,000      $347,193       $90,144        $750,000     $195,732       $750,000        $434,086      $750,000

  20      60      $10,000      $347,193       $90,144         $75,000     $195,732       $750,000        $434,086      $750,000
  25      65      $10,000      $501,135       $75,073         $75,000     $242,750       $750,000        $730,712      $891,469
  30      70      $10,000      $697,609       $23,051         $75,000     $274,104       $750,000      $1,191,698    $1,382,370

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
                 THIS ILLUSTRATION IS VALID ONLY AS PART OF THE
                  PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 4 of 6
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:          Male, Age 40, Preferred
Initial Specified Amount:  $750,000, Option B
Initial Annual Premium:    $25,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                              0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                             ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN     ANNUAL INVESTMENT RETURN
                                             ------------------------    ------------------------     ------------------------
                                TOTAL
                              PREMIUMS
END OF                        PAID PLUS      NET CASH                    NET CASH                     NET CASH
POLICY             ANNUAL     INTEREST       SURRENDER       DEATH       SURRENDER       DEATH        SURRENDER        DEATH
 YEAR     AGE     PREMIUMS      AT 5%          VALUE        BENEFIT        VALUE        BENEFIT         VALUE         BENEFIT
------    ---     --------    ---------      ---------      -------      ---------      -------       ---------       -------
   1      41      $25,000       $26,250       $23,322        $773,322      $24,736       $774,736         $26,150      $776,150
   2      42      $25,000       $53,813       $44,992        $794,992      $49,206       $799,206         $53,587      $803,587
   3      43      $25,000       $82,753       $66,200        $816,200      $74,589       $824,589         $83,658      $833,658
   4      44      $25,000      $113,141       $86,954        $836,954     $100,921       $850,921        $116,619      $866,619
   5      45      $25,000      $145,048      $107,264        $857,264     $128,235       $878,235        $152,745      $902,745

   6      46      $25,000      $178,550      $127,140        $877,140     $156,570       $906,570        $192,341      $942,341
   7      47      $25,000      $213,728      $146,591        $896,591     $185,962       $935,962        $235,741      $985,741
   8      48      $25,000      $250,664      $165,626        $915,626     $216,451       $966,451        $283,309    $1,033,309
   9      49      $25,000      $289,447      $184,254        $934,254     $248,079       $998,079        $335,446    $1,085,446
  10      50      $25,000      $330,170      $202,484        $952,484     $280,888     $1,030,888        $392,591    $1,142,591

  11      51      $25,000      $372,928      $220,995        $970,996     $315,881     $1,065,881        $456,611    $1,206,611
  12      52      $25,000      $417,825      $239,166        $989,166     $352,291     $1,102,291        $526,994    $1,276,994
  13      53      $25,000      $464,966      $257,003      $1,007,003     $390,175     $1,140,175        $604,371    $1,354,371
  14      54      $25,000      $514,464      $274,511      $1,024,511     $429,593     $1,179,593        $689,438    $1,439,439
  15      55      $25,000      $566,437      $291,697      $1,041,697     $470,607     $1,220,607        $782,960    $1,532,960

  16      56      $25,000      $621,009      $308,567      $1,058,567     $513,281     $1,263,281        $885,777    $1,635,777
  17      57      $25,000      $678,310      $325,126      $1,075,126     $557,683     $1,307,683        $998,811    $1,748,811
  18      58      $25,000      $738,475      $341,380      $1,091,380     $603,883     $1,353,883      $1,123,080    $1,873,080
  19      59      $25,000      $801,649      $357,335      $1,107,335     $651,954     $1,401,954      $1,259,699    $2,009,699
  20      60      $25,000      $867,981      $372,996      $1,122,996     $701,970     $1,451,970      $1,409,895    $2,159,895

  20      60      $25,000      $867,981      $372,996      $1,122,996     $701,970     $1,451,970      $1,409,895    $2,159,895
  25      65      $25,000    $1,257,836      $445,938      $1,195,938     $982,891     $1,732,891      $2,415,439    $3,165,439
  30      70      $25,000    $1,750,401      $506,957      $1,256,958   $1,319,266     $2,069,266      $4,023,324    $4,773,324

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
                 THIS ILLUSTRATION IS VALID ONLY AS PART OF THE
                  PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 5 of 6
--------------------------------------------------------------------------------

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:          Male, Age 40, Preferred
Initial Specified Amount:  $750,000, Option B
Initial Annual Premium:    $25,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

                                               0% HYPOTHETICAL GROSS       6% HYPOTHETICAL GROSS        12% HYPOTHETICAL GROSS
                                             ANNUAL INVESTMENT RETURN    ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN
                                             ------------------------    ------------------------      ------------------------
                                TOTAL
                              PREMIUMS
END OF                        PAID PLUS      NET CASH                     NET CASH                     NET CASH
POLICY             ANNUAL     INTEREST       SURRENDER        DEATH       SURRENDER       DEATH        SURRENDER       DEATH
 YEAR     AGE     PREMIUMS      AT 5%          VALUE         BENEFIT        VALUE        BENEFIT         VALUE        BENEFIT
------    ---     --------    ---------      ---------       -------      ---------      -------       ---------      -------
   1      41      $25,000       $26,250       $22,096        $772,096      $23,470       $773,470         $24,846      $774,846
   2      42      $25,000       $53,813       $43,586        $793,586      $47,680       $797,680         $51,938      $801,938
   3      43      $25,000       $82,753       $64,476        $814,476      $72,648       $822,648         $81,481      $831,481
   4      44      $25,000      $113,141       $84,764        $834,764      $98,388       $848,388        $113,698      $863,698
   5      45      $25,000      $145,048      $104,449        $854,449     $124,915       $874,915        $148,829      $898,829

   6      46      $25,000      $178,550      $123,521        $873,521     $152,234       $902,234        $187,130      $937,130
   7      47      $25,000      $213,728      $141,979        $891,979     $180,359       $930,359        $228,891      $978,891
   8      48      $25,000      $250,664      $159,821        $909,821     $209,307       $959,307        $274,428    $1,024,428
   9      49      $25,000      $289,447      $177,038        $927,038     $239,084       $989,084        $324,081    $1,074,081
  10      50      $25,000      $330,170      $193,621        $943,621     $269,699     $1,019,699        $378,220    $1,128,220

  11      51      $25,000      $372,928      $209,547        $959,547     $301,144     $1,051,145        $437,238    $1,187,238
  12      52      $25,000      $417,825      $224,785        $974,785     $333,406     $1,083,406        $501,557    $1,251,557
  13      53      $25,000      $464,966      $239,299        $989,299     $366,462     $1,116,462        $571,632    $1,321,632
  14      54      $25,000      $514,464      $253,046      $1,003,046     $400,281     $1,150,281        $647,953    $1,397,953
  15      55      $25,000      $566,437      $265,990      $1,015,990     $434,837     $1,184,837        $731,065    $1,481,065

  16      56      $25,000      $621,009      $278,089      $1,028,089     $470,098     $1,220,099        $821,559    $1,571,559
  17      57      $25,000      $678,310      $289,309      $1,039,309     $506,038     $1,256,038        $920,090    $1,670,090
  18      58      $25,000      $738,475      $299,633      $1,049,633     $542,642     $1,292,642      $1,027,391    $1,777,391
  19      59      $25,000      $801,649      $309,006      $1,059,006     $579,861     $1,329,861      $1,144,227    $1,894,227
  20      60      $25,000      $867,981      $317,360      $1,067,360     $617,627     $1,367,627      $1,271,421    $2,021,421

  20      60      $25,000      $867,981      $317,360      $1,067,360     $617,627     $1,367,627      $1,271,421    $2,021,421
  25      65      $25,000    $1,257,836      $340,656      $1,090,656     $811,126     $1,561,127      $2,096,555    $2,846,555
  30      70      $25,000    $1,750,401      $322,829      $1,072,829     $999,216     $1,749,216      $3,351,554    $4,101,554

All Premiums illustrated are assumed to be paid at the beginning of the policy year.

This illustration assumes that no policy loans or withdrawals have been made.

--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
                 THIS ILLUSTRATION IS VALID ONLY AS PART OF THE
                  PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED
                                                                     Page 6 of 6
--------------------------------------------------------------------------------

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

  The facing sheet.
  The cross-reference sheet.
  The  Security  Elite  Benefit  Prospectus  consisting  of 66 pages  (including illustrations).
  The undertaking to file reports.
  The signatures.
  Written  consent of the  following  persons  (included in the  exhibits  shown below):
                     Ernst & Young LLP, Independent Auditors

The following exhibits:

 1. (1) Certified resolution of the Board of Directors of the Depositor dated September 13, 1993.(c)

      (2)  Not applicable.

      (3) (a) Distribution Agreement Between Security Benefit Life Insurance Company and Security Distributors, Inc.(c)

           (b) Form of Selling Agreement Between Security Distributors, Inc. and Various Broker/Dealers.(c)

           (c)  Not applicable

      (4)  Not applicable.

      (5)  (a)  Flexible Premium Variable Life Insurance Policy.(c)

           (b)  Accelerated Benefit for Terminal Illness Rider.(c)

           (c)  Waiver of Monthly Deduction Rider.(c)

           (d)  Extended Guaranteed Death Benefit Rider.(c)

           (e)  Annual Renewable and Convertible Level Term Insurance Rider.(c)

      (6) (a) Articles of Incorporation of Security Benefit Life Insurance Company.(d)

           (b)  Bylaws of Security Benefit Life Insurance Company.(c)

      (7)  Not applicable.

      (8)  Not applicable.

      (9) Purchase Agreement between Security Benefit Life Insurance Company and SBL Fund.(c)

     (10) Application for Flexible Premium Variable Life Insurance Policy and General Questionnaire.(d)

 2. Opinion and Consent of legal officer of Security Benefit as to the legality of the Policies being registered.

 3.  Not applicable.

 4.  Not applicable.

 5.  Financial Data Schedules.

 6.  Consent of Independent Auditors.

 7.  Opinion of Actuary.(b)

 8.  Memorandum Describing Issuance, Transfer, and Redemption Procedures.(a)

 9.  Not applicable.

10.  Powers of Attorney.

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Registration Statement Number 33-77322 (April 5, 1994).

(b) Incorporated herein by reference to the Exhibits filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement 33-77322 May 26,
     1994).

(c) Incorporated herein by reference to the Exhibits filed with Post-Effective Amendment No. 1 to Registrant's Registration Statement 33-77322 (April 28,
     1995).

(d) Incorporated herein by reference to the Exhibits filed with Post-Effective Amendment No. 3 to Registrant's Registration Statement 33-77322 (April 30,
     1997).

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereinafter duly adopted pursuant to authority conferred in that section.

Pursuant to ss.26(e)(2)(A) of the Investment Company Act of 1940, the Depositor hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Security Varilife Separate Account (Security Elite Benefit), certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto as duly authorized, in the City of Topeka, and State of Kansas on this 23rd day of April, 1998.

SIGNATURES AND TITLES

Howard R. Fricke                 SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, Chairman of the Board (The Depositor) and Chief Executive Officer

                                 By:     ROGER K. VIOLA
Thomas R. Clevenger                 --------------------------------------------
Director                            Roger K. Viola, Senior Vice President,
                                    General Counsel and Secretary as
                                    Attorney-In-Fact for the Officers and
Sister Loretto Marie Colwell        Directors Whose Names Appear Opposite
Director

                                 SECURITY VARILIFE SEPARATE ACCOUNT
John C. Dicus                    (The Registrant)
Director

                                 By:  SECURITY BENEFIT LIFE INSURANCE COMPANY
Steven J. Douglass                    (The Depositor)
Director

                                 By:     HOWARD R. FRICKE
William W. Hanna                    --------------------------------------------
Director                            Howard R. Fricke, Chairman of the Board
                                    and Chief Executive Officer

John E. Hayes, Jr.
Director                         By:     DONALD J. SCHEPKER
                                    --------------------------------------------
                                    Donald J. Schepker, Senior Vice President,
Laird G. Noller                     Chief Financial Officer and Treasurer
Director

                                 (ATTEST):        ROGER K. VIOLA
Frank C. Sabatini                         --------------------------------------
Director                                  Roger K. Viola, Senior Vice President,
                                          General Counsel and Secretary

Robert C. Wheeler
Director                         Date:  April 23, 1998

                                  EXHIBIT INDEX

 (1)  (1)       None

      (2)       Opinion of Counsel

      (3)  (a)  None

           (b)  None

           (c)  None

      (4)       None

      (5)  (a)  None

           (b)  None

           (c)  None

           (d)  None

           (e)  None

      (6)  (a)  None

           (b)  None

      (7)       None

      (8)       None

      (9)       None

     (10)       None

 (2)            None

 (3)            None

 (4)            None

 (5)            Financial Data Schedules

 (6)            Consent of Independent Auditors

 (7)            None

 (8)            None

 (9)            None

(10)            Powers of Attorney